                                                                   EXHIBIT 10.35

                    RESTRUCTURE AND ASSET EXCHANGE AGREEMENT

     AGREEMENT dated as of October 31, 1997 among HEALTH AND RETIREMENT PROPERTIES TRUST (f/k/a "Health and Rehabilitation Properties Trust") (known in Wisconsin as "Health and Retirement Properties REIT"), a real estate investment trust formed under the laws of the State of Maryland ("HRP"), GRANCARE, INC.
                                                       ---
(f/k/a "New GranCare, Inc."), a Delaware corporation ("GranCare"), AMS
                                                       --------
PROPERTIES, INC., a Delaware corporation ("AMS Properties"), and GCI HEALTH CARE
                                           --------------
CENTERS, INC., a Delaware corporation ("GCIHCC;" and together with GranCare and
                                        ------
AMS Properties, collectively, the "GranCare Parties")
                                   ----------------

                              W I T N E S S E T H

     WHEREAS, HRP, HostMasters, Inc., a California corporation ("HMI"),
                                                                 ---
GranCare, Inc., a California corporation ("Old GranCare"), American Medical
                                           ------------
Services, Inc., a Wisconsin corporation ("AMS") and AMS Properties have entered
                                          ---
into an Acquisition Agreement, Agreement to Lease and Mortgage Loan Agreement dated as of December 28, 1990, as amended (as so amended, the "Acquisition
                                                               -----------
Agreement"), under which, inter alia, (A) HRP has leased 18 nursing properties
---------                 ----- ----
located in Wisconsin, California, Colorado and Illinois to AMS Properties pursuant to the several Facility Leases (as amended, the "AMS Properties
                                                          --------------
Facility Leases"), each incorporating a Master Lease Document General Terms and
---------------
Conditions dated as of December 28, 1990 (as amended, the "AMS Properties Master
                                                           ---------------------
Lease") between HRP, as landlord, and AMS Properties, as tenant, and (B) HRP has
-----
made a mortgage loan to AMS Properties in the original principal amount of $11,500,000, the payment of which is currently evidenced by a Promissory Note dated as of October 1, 1994 by AMS Properties to HRP (the "Mortgage Note") and
                                                           -------------
is secured, inter alia by Mortgage and Security Agreements dated as of March 31,
            ----------
1995 (collectively, the "Mortgages") by AMS Properties in favor of HRP
                         ---------
encumbering the GranCare Wisconsin Properties (as hereinafter defined);

     WHEREAS, (a) in May 1991, the AMSHC Exchange (as defined in the Acquisition Agreement) took place, whereby Old GranCare, which previously had been a wholly-owned subsidiary of HMI, became the sole stockholder of HMI and AMS; and (b) in December 1993, AMS, which previously had owned all the outstanding common stock of AMS Properties, and AMS Rehab, Inc., a Delaware corporation and a wholly-owned subsidiary of Old GranCare, each merged into AMS Properties, with AMS Properties as the surviving corporation;

     WHEREAS, HRP has leased 7 nursing and/or residential living properties located in Arizona, California and South Dakota to GCIHCC pursuant to the several Facility Leases (as amended, the "GCIHCC Facility Leases"), each
                                          ----------------------
incorporating a Master Lease Document General Terms and Conditions dated as of June 30, 1992 (as amended, the "GCIHCC Master Lease") between HRP, as landlord,
                                -------------------
and GCIHCC, as tenant;

     WHEREAS, Old GranCare transferred all of its skilled nursing, home health care, assisted living and contract management businesses (including, without limitation, such capital stock), and related assets, to GranCare, with Old GranCare thereafter distributing GranCare common stock to Old GranCare shareholders (collectively, the "Distribution"),
                                                              ------------
pursuant to an Agreement and Plan of Distribution dated as of September 3, 1996 between Old GranCare and GranCare;

     WHEREAS, immediately following the Distribution, Old GranCare merged with and into Vitalink Pharmacy Services, Inc., a Delaware corporation ("Vitalink"),
                                                                    --------
with Vitalink as the surviving corporation, pursuant to an Amended and Restated Agreement and Plan of Merger dated as of September 3, 1996 between Vitalink and Old GranCare; and

     WHEREAS, GranCare proposes to merge with LCA Acquisition Sub, Inc., a Delaware corporation ("Acquisition Sub"), and a wholly-owned Subsidiary of
                       ---------------
Paragon Health Network, Inc., a Delaware corporation (f/k/a Living Centers of America, Inc.) ("Paragon"), with GranCare as the surviving corporation (the
                 -------
"GranCare Merger"), pursuant to an Amended and Restated Agreement and Plan of
----------------
Merger dated as of September 17, 1997 among GranCare, Paragon, Acquisition Sub and Apollo Management, L.P. on behalf of one of more of its managed investment funds (the "Merger Agreement"); and
            ----------------

     WHEREAS, GranCare has requested that HRP agree to (a) restructure certain terms of the AMS Properties Facility Leases and the GCIHCC Facility Leases, (b) permit the otherwise prohibited prepayment of the Mortgage Note, (c) waive the provisions of (i) Section 9.15A of the Acquisition Agreement and (ii) any other agreement or document entered into by GranCare, Old GranCare, GCIHCC or AMS Properties in favor of HRP or any Affiliate (collectively, the "HRP Parties")
                                                                -----------
which either requires consent or approval of one or more of the HRP Parties in order to permit the consummation of Transactions (as hereinafter defined), (d) cure any default arising as a result of the consummation of the Transactions without the consent of any of the HRP Parties, and (e) release Vitalink from its obligations under a Limited Guaranty dated as of February 12, 1997 (the "Limited
                                                                         -------
Guaranty") in favor of HRP; and HRP is, subject to the terms and provisions
--------
hereof, willing to so agree;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

SECTION 1.  DEFINITIONS.
            -----------

     Capitalized terms used in this Agreement shall have the meanings set forth in the preambles or the caption hereto, or as set forth below or in the Section referenced below. Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa, and the reference to any gender shall be deemed to include all genders. References to "hereof", "herein" or similar terms are intended to refer to this Agreement as a whole and not a particular section, and references to "this Section" are intended to refer to the entire section and not a particular subsection thereof.

     1.1 "Affiliate", "Affiliated" shall mean, with respect to any Person, any
           ---------    ----------
other Person at the time directly or indirectly controlling, controlled by or under direct or indirect common control with such Person.

     1.2  "Agreement" shall mean this Restructure and Asset Exchange Agreement,
           ---------
together with the Exhibits and Schedules attached hereto, as it and they may be amended from time to time as herein provided.

     1.3  "Applicable Laws" shall mean and include all applicable Federal, state
           ---------------
or local statutes, laws, ordinances, rules and regulations, licensing requirements or conditions, whether now existing or hereafter arising, relating to Hazardous Substances.

     1.4  "Authority" shall mean any governmental or quasi-governmental
           ---------
authority, whether administrative, executive, judicial, legislative or other, or any combination thereof, including without limitation any federal, state, territorial, county, municipal or other government or governmental or quasi-governmental agency, arbitrator, authority, board, body, branch, bureau, central bank or comparable agency or entity, commission, corporation, court, department, instrumentality, master, mediator, panel, referee, system or other political unit or subdivision or other Entity of any of the foregoing, whether domestic or foreign.

     1.5  "Business Day" shall mean any day other than a Saturday, Sunday or any
           ------------
other day on which banking institutions in The Commonwealth of Massachusetts are authorized by law or executive action to close.

     1.6  "Cash Collateral Pledge" shall have the meaning given such term in
           ----------------------
Section 5.2.
-----------

     1.7  "Code" shall mean the Internal Revenue Code of 1986, as amended, and
           ----
the rules and regulations thereunder.

     1.8  "Continuing Properties" shall mean the properties listed on Schedule
           ---------------------                                      --------
1.8.
---

     1.9  "Contracts" shall mean, with respect to any GranCare Exchange
           ---------
Property, all service contracts, equipment leases and other arrangements or agreements to which AMS Properties or any predecessor is a party affecting the ownership, repair, maintenance or operation of such GranCare Exchange Property, to the extent AMS Properties' interest therein is assignable or transferable.

     1.10 "Contractual Obligation" shall have the meaning given such term in
           ----------------------
Section 6.4.
------------

     1.11 "Documents" shall mean, with respect to any GranCare Exchange
           ---------
Property, all books, records and files relating to the leasing, maintenance, management or operation of such GranCare Exchange Property.

     1.12 "Entity" shall mean any corporation, firm, unincorporated
           ------
organization, association, partnership, limited liability company, trust (inter vivos or testamentary), estate of a deceased, insane or incompetent individual, business trust, joint stock company, joint venture or other organization, entity or business, whether acting in an individual, fiduciary or other capacity, or any Authority.

     1.13 "Exchange Closing" shall have the meaning given such term in Section
           ----------------                                            -------
3.1.
---

     1.14 "Exchange Closing Date" shall have the meaning given such term in
           ---------------------
Section 3.1.
-----------

     1.15 "Exchange Properties" shall mean, collectively, the GranCare
           -------------------
Exchange Properties and the HRP Exchange Properties.

     1.16 "Exchange Properties Escrow Agreement" shall have the meaning given
           ------------------------------------
such term in Section 5.6.
             -----------

     1.17 "Exchange Transaction" shall have the meaning given such term in
           --------------------
Section 3.1.
-----------

     1.18 "GranCare Exchange Properties" shall mean the GranCare North
           ----------------------------
Carolina Properties and the GranCare Wisconsin Properties.

     1.19 "GranCare Guaranty" shall have the meaning given such term in
           -----------------
Section 5.4.
-----------

     1.20 "GranCare North Carolina Properties" shall mean the real property
           ----------------------------------
and related improvements and personal property, located in Wilson, Concord and Winston-Salem, North Carolina, and as otherwise described on Schedule 1.20
                                                             -------------
hereto.

     1.21 "GranCare Wisconsin Properties" shall mean the real property and
           -----------------------------
related improvements and personal property, located in Milwaukee and Pewaukee, Wisconsin, and as otherwise described on Schedule 1.21 hereto.
                                         -------------

     1.22 "Hazardous Substances" shall mean hazardous substances (as defined
           --------------------
by the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), as now in effect or as hereafter from time to time amended),
--------
hazardous wastes (as defined by the Resource Conservation and Recovery Act ("RCRA"), as now in effect or as hereafter from time to time amended), any
------
hazardous waste, hazardous substance, pollutant or contaminant, oils, radioactive materials, asbestos in any form or condition, or any pollutant or contaminant or hazardous, dangerous or toxic chemicals, materials or substances within the meaning of any other applicable Federal, state or local law, regulation, ordinance or requirements relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or materials, all as now in effect or hereafter from time to time amended.

     1.23 "Healthcare Facilities" shall have the meaning given such term in
           ---------------------
Section 6.8.
-----------

     1.24 "HRP Exchange Properties" shall mean the real property and related
           -----------------------
improvements and personal property, located in Milwaukee, Wisconsin, San Diego and Palm Springs, California, and Nashville, Illinois, and as otherwise described on Schedule 1.24 hereto.
             -------------

     1.25 "Intangible Property" shall mean, with respect to any GranCare
           -------------------
Exchange Property, all transferable or assignable permits, certificates of occupancy, operating permits, sign permits, development rights and approvals, certificates, licenses, warranties and guarantees, rights to deposits, the Contracts, and all other transferable intangible property, miscellaneous rights, benefits and privileges of any kind or character with respect to such GranCare Exchange Property held by the parties.

     1.26 "Lease Amendment" shall have the meaning given such term in Section
           ---------------                                            -------
5.5.
---

     1.27 "Legal Restriction" shall have the meaning given such term in Section
           -----------------                                            -------
 6.4.
-----

     1.28 "Lien" shall mean any mortgage, pledge, hypothecation, assignment,
           ----
deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any lease that should be capitalized in accordance with generally accepted accounting principles, and the filing of a financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

     1.29 "New Facility Leases" shall have the meaning given such term in
           -------------------
Section 5.6.
-----------

     1.30 "Notices and Applications" shall have the meaning given such term in
           ------------------------
Section 6.10.
------------

     1.31 "Paragon Guaranty" shall have the meaning given such term in Section
           ----------------                                            -------
5.2.
---

     1.32 "Permitted Encumbrances" (a) with respect to any GranCare Exchange
           ----------------------
Property, shall mean those Liens disclosed on Schedule 1.32 hereto, and (b) with
                                              -------------
respect to the HRP Exchange Properties, shall mean those Liens disclosed on
Schedule 1.32 hereto and any Lien created after the date hereof other than
-------------
through the act or omission of HRP.

     1.33 "Person" shall mean any natural individual or any Entity.
           ------

     1.34 "Personal Property" shall mean, with respect to any GranCare Exchange
           -----------------
Property, all appliances, machinery, devices, fixtures, appurtenances, equipment, furniture, furnishings and articles of tangible personal property of every kind and nature whatsoever owned by the parties and located in or at, or used in connection with the ownership, operation or maintenance of such GranCare Exchange Property.

     1.35 "Post Closing Consents" shall have the meaning given such term in
           ---------------------
Section 6.5.
-----------

     1.36 "Real Property" shall mean the real property described in Schedules
           -------------                                            ---------
1.20, 1.21 and 1.24.
----  ----     ----

     1.37 "Restructure Documents" shall mean, collectively, this Agreement and
           ---------------------
each document, agreement and instrument delivered pursuant to Section 5 hereof.
                                                              ---------

     1.38 "Restructuring Closing" shall have the meaning given such term in
           ---------------------
Section 4.
----------

     1.39 "Restructuring Closing Date" shall have the meaning given such term
           --------------------------
in Section 4.
   ----------

     1.40 "Subordination Agreement" shall have the meaning given such term in
           -----------------------
Section 5.3.
-----------

     1.41 "Tax" (and "Taxable", which shall mean subject to Tax), shall mean,
           ---        -------
with respect to any Person, (a) all taxes (domestic or foreign), including without limitation any income (net, gross or other including recapture of any tax items such as investment tax credits), alternative or add-on minimum tax, gross income, gross receipts, gains, sales, use, leasing, lease, user, ad valorem, transfer, recording, franchise, profits, property (real or personal, tangible or intangible), fuel, license, withholding on amounts paid to or by such Person, payroll, employment, unemployment, social security, excise, severance, stamp, occupation, premium, environmental or windfall profit tax, custom, duty or other tax, or other like assessment or charge of any kind whatsoever, together with any interest, levies, assessments, charges, penalties, addition to tax or additional amount imposed by any Taxing Authority, (b) any joint or several liability of such Person with any other Person for the payment of any amounts of the type described in (a), and (c) any liability of such Person for the payment of any amounts of the type described in (a) as a result of any express or implied obligation to indemnify any other Person.

     1.42 "Taxing Authority" shall mean any Authority responsible for the
           ----------------
imposition of any Tax.

     1.43 "Title Company" shall mean First American Title Insurance Company.
           -------------

     1.44 "Transaction Documents" shall mean, collectively, this Agreement, each
           ---------------------
other Restructure Document, and all documents, instruments and agreement listed on Schedule 1.44 hereto as in effect from time to time.
   -------------

     1.45 "Transactions" shall have the meaning given that term in the
           ------------
Preliminary Prospectus for Living Centers of America, Inc. and GranCare, Inc. included in their Joint Proxy Statement dated September 26, 1997


SECTION 2.  MODIFICATIONS TO TRANSACTION DOCUMENTS
            --------------------------------------

     Effective as of the date first set forth above, subject to the satisfaction of the conditions to effectiveness set forth in Section 5 hereof:
                                                ---------

     1.46 Termination of Acquisition Agreement.  The Acquisition Agreement is
          ------------------------------------
hereby terminated in its entirety and GranCare and its Affiliates shall have no further or continuing obligations thereunder. Wherever any Transaction Document refers to the Acquisition Agreement for a definition of any term, such reference shall be deemed to be a reference to such term as defined in the AMS Properties Master Lease, as in effect from time to time.

     1.47 Amendment of AMS Properties Master Lease.  The AMS Properties Master
          ----------------------------------------
Lease is hereby amended as follows:

          1.47.1 Article 1 of the AMS Properties Master Lease is amended by amending the definitions "Guarantor" and "Transaction Documents" in full to read as follows:

          Guarantor:  GranCare, GCIHCC and Paragon, in each case together with
          ---------
     their respective successors and assigns, and any other Person that becomes a guarantor of Tenant's obligations under the applicable Lease after October 31, 1997.

          Transaction Documents: collectively, any agreement, note, lease,
          ---------------------
     master lease, mortgage, security agreement, pledge agreement, assignment, guaranty or other agreement or instrument now or hereafter executed by any or all of Tenant or any Guarantor in favor of, for the benefit of, or with, Landlord (including, without limitation, the GCIHCC Transaction Documents), and any agreement, note, mortgage, security agreement, pledge agreement, assignment, guaranty or other agreement or instrument hereafter executed in connection with any extension, renewal, refunding or refinancing thereof, as any of the same may hereafter from time to time be amended, amended and restated, modified or supplemented.

          1.47.2 Article 1 of the AMS Properties Master Lease is further amended by adding the following definitions thereto to read as follows:

          Cash Collateral Pledge:  The Cash Collateral Pledge Agreement dated as
          ----------------------
     of October 31, 1997, between Paragon and Landlord, as amended, amended and restated, modified or supplemented from time to time.

          GCIHCC: GCI Health Care Centers, Inc., a Delaware corporation.
          ------

          GCIHCC Leased Properties: collectively, the "Collective Leased
          ------------------------
     Properties" as such term is defined in the GCIHCC Master Lease.

          GCIHCC Lease: any "Lease" as such term is defined in the GCIHCC Master
          ------------
     Lease.

          GCIHCC Master Lease: the Master Lease Document dated as of June 30,
          -------------------
     1992 between HRP, as Landlord, and GCIHCC, as Tenant, as amended, amended and restated, modified or supplemented from time to time.

          GCIHCC Transaction Documents: the "Transaction Documents" as such term
          ----------------------------
     is defined in the GCIHCC Master Lease.

          Guaranty:  any guaranty in favor of Landlord of Tenant's obligations
          --------
     under the applicable Lease, including, without limitation, (a) the Amended and Restated Guaranty dated as of October 31, 1997 by GranCare in favor of Landlord, (b) the Guaranty dated as of October 31, 1997 by Paragon in favor of Landlord, and
     (c) the Guaranty, Cross Default and Cross Collateralization Agreement, dated as of June 30, 1992, from Tenant and GCIHCC in favor of Landlord, in each case as amended and as the same may be may hereafter be amended, amended and restated, modified or supplemented from time to time.

          Paragon:  Paragon Health Network, Inc., a Delaware corporation (f/k/a
          -------
     Living Centers of America, Inc.)

          Voting Trust Agreement:  The Amended and Restated Voting Trust
          ----------------------
     Agreement dated as of June 30, 1992 from Tenant to HRPT Advisors, Inc., as voting trustee, as amended, modified or supplemented from time to time.

          1.47.3 Section 12.1 of the AMS Properties Master Lease is amended by amending paragraphs (d), (h) and (p) thereof in full to read as follows:

          (d) Tenant shall default in due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to

     Section 7.1, 9.1 or any of Sections 24.10 through 24.18; or
     -----------  ---                    -----         -----

          (h)(A) any obligation of Tenant or any Guarantor (other than GranCare or Paragon), or of any Subsidiary thereof, in respect of any indebtedness for borrowed money or for the deferred purchase price of any material property or services (excluding (1) trade accounts payable in the ordinary course of business on customary trade terms and (2) indebtedness or obligations under the Transaction Documents) (hereinafter, "Indebtedness
                                                                 ------------
     for Borrowed Money") or any guaranty relating thereto shall be declared to
     ------------------
     be or shall become due and payable prior to the stated maturity thereof, or such Indebtedness for Borrowed Money shall not be paid as and when the same becomes due and payable, or there shall occur and be continuing any default under any instrument, agreement or evidence of indebtedness relating to any such Indebtedness for Borrowed Money the effect of which is to permit the holder or holders of such instrument, agreement or evidence of indebtedness, or a trustee, agent or other representative on behalf of such holder or holders, to cause such Indebtedness for Borrowed Money to become due prior to its stated maturity; or (B) any obligation of GranCare or Paragon, or of any Subsidiary thereof (other than Tenant or GCIHCC), in respect of any Indebtedness for Borrowed Money exceeding $1,000,000 in aggregate principal amount, or any guaranty relating thereto, shall be declared to be or shall become due and payable prior to the stated maturity thereof, or the holder or holders of any instrument, agreement or evidence of indebtedness relating to any such Indebtedness for Borrowed Money, or a trustee, agent or other representative on behalf of such holder or holders, shall accelerate prior to the stated maturity date or, if no stated maturity date, demand payment of such Indebtedness for Borrowed Money, and such declaration, acceleration or demand shall not have been rescinded within thirty (30) days of the date such declaration, acceleration or demand was made; or

          (p) Paragon shall cease at any time to be, either directly or indirectly through one or more wholly-owned Subsidiaries that are each Guarantors, the beneficial and record owner of less than all of the shares of the outstanding capital stock of Tenant and GCIHCC; or

          1.47.4 Section 12.1 of the AMS Properties Master Lease is further amended by adding new paragraph (q) thereto to read as follows:

          (q) Tenant shall have failed to extend the term of the Voting Trust Agreement in accordance with the applicable provisions thereof prior to the thirtieth day prior to the end of the then term of the Voting Trust Agreement;

          1.47.5 Section 21.4 of the AMS Properties Master Lease is amended in full to read as follows:

          21.4 Tenant's Option to Purchase the Collective Leased Properties.
               ------------------------------------------------------------

          Provided,

          (a) no Default involving the nonpayment of Rent shall have occurred and be continuing, the Leases for each of the Collective Leased Properties shall be in full force and effect (other than Leases that have been terminated in accordance with the provisions hereof, other than after the occurrence of an Event of Default), and other than as expressly permitted by Article 17, Tenant shall not have assigned the Leases for any of the
        ----------
     Collective Leased Properties or subleased all or any portion of the Collective Leased Properties; and

          (b) no default involving the nonpayment of "Rent" under and as defined in the GCIHCC Master Lease shall have occurred and be continuing, the GCIHCC Leases for each of the GCIHCC Leased Properties shall be in full force and effect (other than GCIHCC Leases that have been terminated in accordance with the provisions hereof, other than after the occurrence of an Event of Default under the GCIHCC Master Lease), and other than as expressly permitted by Article 17 thereof, GCIHCC shall not have assigned the GCIHCC Leases for any of the GCIHCC Leased Properties or subleased all or any portion of the GCIHCC Leased Properties;

     Tenant shall have the option, exercisable on not less than twelve (12) months prior Notice to Landlord, to purchase all, but not less than all, the Collective Leased Properties (other than those Collective Leased Properties whose Leases have been terminated in accordance with the provisions of Article 10 or Article 11) upon the expiration of the Fixed
                   ----------    ----------
     Term or any Extended Term, each for a purchase price equal to the greater of (i) ninety percent (90%) of the Fair Market Value Purchase Price of such Collective Leased Property as of the expiration of the Fixed Term or such Extended Term, as the case may be, or (ii)(1) if such option is exercised at the end of the Fixed Term, one hundred fifty percent (150%) of the Adjusted Purchase Price, (2) if such option is exercised at the end of the first Extended Term, two hundred percent (200%) of the Adjusted Purchase Price or (3) if such option is exercised at the end of the second Extended Term, three hundred percent (300%) of the Adjusted Purchase Price; provided however that in each case GCIHCC shall simultaneously exercise its
     --------
     option to purchase all, but not less than all of the GCIHCC Leased Properties (other than those GCIHCC Leased Properties whose GCIHCC Leases have been terminated in accordance with the provisions of Article 10 or
     Article 11 of the GCIHCC Master Lease) in accordance with Section 21.4 of the GCIHCC Master Lease. Such purchase by Tenant shall be made in accordance with the provisions of Article 15.
                                       ----------

          1.47.6 The AMS Properties Master Lease is further amended by adding an new Article 24 thereto to read as follows:

                                  ARTICLE 24.
                        ADDITIONAL COVENANTS OF TENANT
                        ------------------------------

          Tenant agrees that during the Term of the Lease (as defined therein) and for as long thereafter as any amount payable hereunder or under any Transaction Document remains unpaid:

          1.48 Business of Tenant.
               ------------------

          Tenant shall engage in no business, trade or activity other than the operation of the Leased Properties, the leasing and operation of the Collective Leased Properties.

          1.49 Maintenance of Existence and Licenses.
               -------------------------------------

               (1) Tenant will maintain its existence and comply with all applicable statutes, rules and regulations as to which the failure to comply may have a material adverse effect upon the operation, business, prospects, property or assets of, or in the condition (financial or otherwise), of Tenant, and Tenant will maintain its properties in good operating condition, and continue to conduct its business as presently conducted.

               (2) Tenant will obtain and maintain in full force and effect all permissions, consents, approvals, licenses, authorizations, and permits necessary for it to use and operate in accordance with all applicable laws each Property or Facility owned, leased or operated by it for the purposes for which such Facility or Property was used immediately prior to October 31, 1997.

          1.50 Taxes and Other Liens.
               ---------------------

          Tenant will pay all taxes, assessments, governmental charges or levies, or claims for labor, supplies, rent and other obligations made against it which, if unpaid, might become a lien or charge against Tenant, or on its property, except liabilities being contested in good faith and by proper proceedings as to which appropriate reserves have been established in accordance with GAAP.

          1.51 Estoppel Certificates
               ---------------------

          At any time and from time to time, upon not less than ten (10) days prior Notice by Landlord, Tenant shall furnish to Landlord an Officer's Certificate certifying that the applicable Lease is unmodified and in full force and effect (or that the applicable Lease is in full force and effect as modified and setting forth the modifications), the date to which the Rent has been paid, that Tenant is not in default in the performance or observance of any of the terms of the applicable Lease and that no event exists which with the giving of notice, lapse of time, or both, would constitute a Default or an Event of Default, or if a Default or an Event of Default shall exist, specifying in reasonable detail such Default or an Event of Default, and the steps being taken to remedy the same, and such additional information as Landlord may reasonably request. Any such certificate furnished pursuant to this Section 24.4 may be relied upon by
                                            ------------
     Landlord and any prospective purchaser or mortgagee of the applicable Leased Property.

          1.52 Financial Statements, Etc.
               -------------------------

          Tenant shall furnish the following statements to Landlord:

               (1) within forty-five (45) days after each of the first three quarters of any Fiscal Year, year-to-date income statements of Tenant, on a property by property basis, accompanied by the Financial Officer's Certificate;

               (2) within ninety (90) days after the end of each Fiscal Year, the most recent Consolidated Financials of Tenant for such year, accompanied by the Financial Officer's Certificate;

               (3)  at any time and from time to time upon not less than twenty
          (20) days Notice from Landlord, Tenant will furnish to Landlord any Consolidated Financials or any other financial reporting information required to be filed by Landlord with any securities and exchange commission, the SEC or any successor agency, or any other governmental authority, or required pursuant to any order issued by any court governmental authority or arbitrator in any litigation to which Landlord is a party, for purposes of compliance therewith; and

               (4) promptly upon notice from Landlord, such other information concerning the business, financial condition and affairs of Tenant as Landlord may reasonably request from time to time.

     Landlord may at any time, and from time to time, provide any Facility Mortgagee with copies of any of the foregoing statements.

          1.53 Notice of Default.
               -----------------

          Within three (3) Business Days of becoming aware of the existence of any condition or event which constitutes a Default, Tenant will provide Landlord with written notice specifying the nature and period of existence thereof and what action Tenant is taking or proposes to take with respect thereto.

          1.54 General Operations.
               ------------------

          Tenant covenants and agrees to furnish to Landlord, promptly after Landlord's request therefor, copies of

               (1) all reports of surveys, statements of deficiencies, plans of correction, and all material correspondence relating thereto, including, without limitation, all reports and correspondence concerning compliance with or enforcement of licensure, Medicare/Medicaid, and accreditation requirements, including physical environment and Life Safety Code survey reports; and

               (2) such other confirmation as to the licensure and Medicare and Medicaid participation of Tenant as Landlord may reasonably request from time to time.

               1.542  Annual Budgets.
                      --------------

          Not less than thirty (30) days prior to commencement of any Fiscal Year, proposed annual income and ordinary expense and capital improvement budgets setting forth projected income and costs and expenses projected to be incurred by Tenant in managing, owning, maintaining and operating the Facility during the next succeeding Fiscal Year.

          1.55 Inspection.
               ----------

          Tenant will, upon three (3) Business Days' request of Landlord, permit a representative of Landlord to inspect the Properties and Facilities and make copies of its direct or indirect Subsidiaries' books and records, and to discuss its affairs, finances and accounts with its officers and accountants, all at such reasonable times and as often as Landlord may reasonably request and, in each case, cause each of its direct and indirect Subsidiaries to do so; provided that any inspection by Landlord or its representatives will not unreasonably interfere with its or such Subsidiary's use and operation of its Properties and Facilities.

          1.56 Further Assurances.
               ------------------

          Tenant will, and will cause each of its direct or indirect Subsidiaries to, execute and deliver to Landlord any writings and do all things necessary, effectual or reasonably requested by Landlord to carry into effect the provisions and intent of this Agreement.

          1.57 Consolidation, Merger or Acquisition Involving Tenant.
               -----------------------------------------------------

          Tenant shall not at any time merge or consolidate with or into any other Person, or make any acquisition of the business of any other Person.

          1.59 Disposition of Assets by Tenant.
               -------------------------------

          Tenant shall not at any time sell, lease or otherwise dispose of any of its assets to any Person, except that Tenant may (a) sell its inventory,
                                  ------
     and obsolete or worn-out equipment, in the ordinary course of its business and (b) sell or otherwise dispose of the HRP Exchange Properties.

          1.59 Indebtedness.
               ------------

          Tenant shall not at any time create, incur, assume or guarantee, or permit to exist, or become or remain liable directly or indirectly upon, any Indebtedness except the following:

               (1)  Indebtedness payable to Landlord;

               (2) unsecured Indebtedness consisting of accounts payable, accruals and similar items incurred in the ordinary course of business in accordance with reasonable and customary trade practices, that are neither owed to a Guarantor or a Subsidiary of a Guarantor nor constitute Indebtedness for money borrowed or a Guarantee thereof;

               (3) Indebtedness for taxes, assessments, governmental charges or levies to the extent that payment thereof shall not at the time be required to be made in accordance with the provisions of Article 8
                                                                   ---------
          hereof or of the other applicable provisions of the Transaction Documents;

               (4) Indebtedness in respect of judgments or awards which have been in force for less than the applicable appeal period, so long as execution is not levied or in respect of which Tenant shall at the time in good faith be prosecuting an appeal or proceedings for review, and in respect of which execution thereof shall have been stayed pending such appeal or review; provided that in each instance the
                                         --------
          applicable requirements of each Transaction Document are complied with;

               (5) Indebtedness for taxes, assessments, governmental charges or levies, and claims for labor, materials and supplies, to the extent that payment thereof shall not at the time be required to be made in accordance with the provisions of Article 8 hereof or of the other applicable provisions of the Transaction Documents;

               (6) unsecured Indebtedness (including without limitation, accrued and unpaid management fees and Indebtedness for Borrowed Money) of Tenant (i) owed to a Guarantor or a Subsidiary of a Guarantor (provided that the payment of such Indebtedness shall be subject to the terms of a subordination agreement in form and substance satisfactory to Landlord among Tenant as debtor, such Guarantor or such Subsidiary as subordinate creditor and Landlord as senior creditor); and

               (7) Indebtedness of Tenant, (i) as guarantor of or co-borrower with Paragon or any Subsidiary thereof, in respect of an $890 million credit facility provided to Paragon by The Chase Manhattan Bank, as agent bank (and successor or replacement indebtedness), (ii) as guarantor of senior subordinated notes and senior subordinated discount notes of Paragon (and/or its successors and subsidiaries) yielding proceeds of approximately $500 million (and successor or replacement indebtedness), and (iii) as guarantor of a residual guaranty by Paragon in respect of a master lease arrangement providing for the acquisition, development and construction of skilled nursing and assisted living facilities for a total amount of not to exceed $100,000,000 (and successor or replacement indebtedness); provided
                                                                    --------
          that (A) the enforcement of such Indebtedness against Tenant shall at all times be subject to the terms of an intercreditor agreement in substantially the form (to the extent applicable) of the Intercreditor Agreement dated as of February 12, 1997 among Tenant, GCIHCC, GranCare, First Union National Bank of North Carolina, as agent, and Landlord, (B) the enforcement of security interests or liens securing such Indebtedness are permitted by paragraph (g) of Section 24.13, and
                                             -------------    -------------
          (C) giving effect thereto and to the application of the proceeds thereof, no Event of Default would be created.

          1.60 Encumbrances.
               ------------

          Tenant shall not at any time create or suffer to exist any Lien on any of its properties or assets, except:

               (1)  Permitted Encumbrances;

               (2)  Liens in favor of Landlord;

               (3) Liens for taxes or assessments or governmental charges or levies, if payment shall not at the time be required to be made in accordance with Article 8 hereof and the other applicable provisions
                          ---------
          of the Transaction Documents;

               (4) Liens in respect of judgments or awards and liens of appeal and similar bonds incident to the conduct of litigation, so long as and to the extent that such judgments or awards, or the judgments or awards secured by such bonds, are permitted as Indebtedness by Section
                                                                         -------
          24.12(d) or are otherwise permitted under the Transaction Documents;
          --------

               (5) Liens of carriers, warehousemen, mechanics, laborers and materialmen and similar liens incurred in the ordinary course of business for sums not yet due or being contested in good faith in accordance with the applicable provisions of this Agreement and the other Transaction Documents;

               (6) Liens (other than liens created by Section 302(f) or Section 4068 of ERISA or Section 412(n) of the Code) incurred on pledges or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance, social security laws or similar legislation, and other liens incidental to the conduct of the business of Tenant which were not incurred in connection with the borrowing of money or the obtaining of advances or credits and do not in the aggregate materially detract from the value of any material property of Tenant or materially impair the use thereof in the operation of its business; and

               (7) Security interests in its capital stock and in its personal property (excluding collateral under the HRP Shares Pledge Agreement and the Cash Collateral Pledge) securing the Indebtedness incurred in compliance with clauses (i) and (ii) of Section 24.12(g); provided,
                          -----------     ----    ----------------  --------
          however, that (i) such security interest shall at all times be junior
          -------
          to the liens and security interests in favor of Landlord, and confined solely to such assets, and (ii) that the enforcement of such junior liens and security interests, and all claims secured thereby, shall at all times be subject to the terms of an intercreditor agreement in substantially the form (to the extent applicable) of the Intercreditor Agreement dated as of February 12, 1997 among Tenant, GCIHCC, GranCare, First Union National Bank of North Carolina, as agent, and Landlord.

          1.61 Dividends.
               ---------

               Tenant will not declare, order, pay or make, directly or indirectly, any Restricted Payment or set apart any sum or property therefor, or agree to do so; provided, however, that Tenant may
                                       --------  -------
          declare and pay dividends on its common stock, so long as

               (1) at the time of such proposed action, or immediately after giving effect thereto, no Default shall have occurred and be continuing; and

               (2) giving effect to such proposed action, the capital surplus of Tenant will at least equal the capital surplus of Tenant on December 31, 1990, and the sum of all dividends paid or made by Tenant after December 8, 1990 will not exceed the Net Income of Tenant accumulated for the period, considered as a single accounting period, from December 28, 1990 to the end of the quarterly accounting period next preceding the date of such proposed action for which Landlord has received financial statements under Section 24.5(b) hereof.

          1.62 Investments.
               -----------

          Tenant shall not at any time make, maintain or acquire any Investment in any Person other than:

               (1) Marketable direct full faith and credit obligations of, and marketable obligations guaranteed by, the United States of America, or any State thereof, which have a remaining maturity at the time of purchase of no more than one year;

               (2) Commercial paper maturing no more than 270 days from its date of issue; provided, that such paper is accorded a rating in the highest category by each of Moody's Investors Service, Inc. and Standard & Poor's Corporation;

               (3) Certificates of deposit which have a remaining term to maturity at the time of purchase of no more than one year (or which are subject to a repurchase agreement with one of the banks or trust companies described in this paragraph (c) exercisable within one year from the time of purchase) issued by banks or trust companies organized under the laws of the United States of America or a State thereof and which are member banks of the Federal Reserve System, and have aggregate capital, surplus and undivided profits of at least $100,000,000 and the long term obligations of which carry a rating of "A" or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation;

               (4) Bonds or debentures which have a remaining term to maturity at the time of purchase of no more than one year, issued by a corporation, other than an AMS Company or an Affiliate thereof, organized under the laws of a State of the United States or the District of Columbia; provided, that such obligations carry a rating of "A" or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation; and

               (5) any intercompany loans or advances by Tenant to any Guarantor or any wholly-owned Subsidiary thereof that are incurred and remain outstanding without violating the provisions of Section 24.17
                                                                 -------------
          hereof; provided that, (1) such intercompany loan shall not be subordinated to any other Indebtedness of such Guarantor or such debtor Subsidiary, as the case may be, and (2) no Default shall exist giving effect to the creation of such intercompany loan.

          1.63 Transactions with Affiliates.
               ----------------------------

          Tenant will not, directly or indirectly, pay any funds to or for the account of, make any Investment in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, or engage in any other transaction of any kind with any of its Affiliates, except (i) as permitted by Sections 24.12 through 24.15 hereof or (ii) in connection with transactions the terms of which are at least as favorable to Tenant as those that could be obtained at that time from Persons that are not Affiliates of Tenant.

          1.64 Current Ratio.
               -------------

          Tenant will not permit its Current Ratio to be less than 1 to 1 at any time.

          1.65 Net Income.
               ----------

          Tenant will not permit the sum of (i) its Net Income accumulated for the period, considered as a single accounting period, from January 1, 1991 to the end of last fiscal quarter for which financial statements were, or should have been, delivered pursuant to Section 24.5(b), and (ii) the cash
                                             ---------------
     proceeds of any issuance by Tenant of its common stock to any Guarantor (other than GCIHCC) during the period from January 1, 1991 to the end of such fiscal quarter, to be less than $1.00 as of the end of such fiscal quarter.

          1.66 Definitions.
               -----------

          When used in this Article 24 the following terms shall have the
                            ----------
     respective meanings provided therefor and, unless otherwise specifically indicated, shall be deemed to relate to Tenant:

               (1)  Consolidated Financials shall mean, for any Fiscal Year or
                    -----------------------
          other accounting period of Tenant, annual and quarterly unaudited financial statements prepared on a consolidated basis, including Tenant's consolidated balance sheet, the related statements of income and cash flows, all in reasonable detail, and setting forth in comparative form the corresponding figures for the corresponding period in the preceding Fiscal Year, and prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods reflected.

               (2)  Current Ratio of any Person, at any time, shall mean all
                    -------------
          current assets of such Person and its Subsidiaries at such time, divided by the aggregate of all current liabilities of such Person and its Subsidiaries at such time, in each case as determined in accordance with GAAP.

               (3)  Financial Officer's Certificate shall mean a certificate of
                    -------------------------------
          the financial officer of Tenant, duly authorized, accompanying the financial statements required to be delivered by Tenant pursuant to
          Section 24.5, in which
          ------------
          such officer shall (i) certify that such statements have been properly prepared consistent with GAAP (without accompanying footnotes), and are true, correct and complete in all material respects and fairly present the consolidated financial condition of Tenant at and as of the dates thereof and the results of its and their operations for the periods covered thereby, (ii) certify that such officer has reviewed the Leases and has no knowledge of any default by Tenant in the performance or observance of any of the provisions of the Leases or any other Transaction Document or of any condition or event which constitutes an Event of Default under the Leases or any of the Transaction Documents or which with the passage of time or the giving of notice or both would become such an Event of Default, and (iii) provide computations and schedules showing in reasonable detail compliance, as at the date of each such financial statement, with Sections 24.17 and 24.18 of the Master Lease Document.
          --------------     -----

               (4)  Fiscal Year shall mean the twelve (12) month period from
                    -----------
          October 1 to September 30, or such other fiscal year as may be adopted from time to time by Paragon.

               (5)  GAAP shall mean generally accepted accounting principles
                    ----
          consistently applied.

               (6)  Guarantee shall mean any obligation, contingent or
                    ---------
          otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain or support financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term Guarantee shall not include
                       --------
          endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

               (7)  Indebtedness shall mean all obligations of a Person,
                    ------------
          contingent or otherwise, which in accordance with GAAP should be reflected on such Person's balance sheet as liabilities, specifically including liabilities secured by any mortgage, pledge or lien existing on property owned or acquired subject to such mortgage, pledge or lien, whether or not the liability secured thereby shall have been assumed, all obligations of lessees under capitalized leases, all obligations under agreements, contingent or otherwise, to advance or supply funds for investment purposes, all obligations created or arising under any conditional sale or other title retention agreement, device or arrangement, even though the rights and remedies of the seller or lender thereunder in the event of default are limited to repossession of property, all non-competition agreements, and all Guarantees

               (8)  Investments shall mean with respect to any Person (the
                    -----------
          "investor") (i) any investment by the investor in any other Person,
           --------
          whether by means of share purchase, capital contribution, purchase or other acquisition of a partnership or joint venture interest, loan, time deposit, demand deposit or otherwise and (ii) any Guarantee by the investor of any Indebtedness or other obligation of any other Person.

               (9)  Net Income shall mean, for any period during which the
                    ----------
          amount thereof is to be determined for a specified Person, the net income (or net deficit, if a negative figure) of such Person for such period (taken as a cumulative whole, if such period shall include more than one fiscal period, with deficits netted against net income) determined in accordance with GAAP, exclusive of the write-up of any assets.

               (10) Restricted Payment shall mean, as to any Person (a) any
                    ------------------
          dividend or other distribution (including dividends payable solely in shares of capital stock or rights to acquire capital stock) on any shares of capital stock of such Person or (b) any payment on account of the purchase, redemption, retirement or acquisition of (i) any shares of the capital stock of such Person or (ii) any option, warrant, convertible security or other right to acquire shares of the capital stock of such Person.

          1.66.2 Effective as of the Exchange Closing Date, each reference in the AMS Properties Master Lease to the "Collective Leased Properties" shall be deemed to be a reference to the Continuing Properties leased by AMS Properties.

     1.67 Amendment of GCIHCC Master Lease.  The GCIHCC Master Lease is hereby
          --------------------------------
amended as follows:

          1.67.1 Article 1 of the GCIHCC Master Lease is amended by amending the definitions "Guarantor" and "Transaction Documents" in full to read as follows:

          Guarantor:  GranCare, AMS Properties and Paragon, in each case
          ---------
     together with their respective successors and assigns, and any other Person that becomes a Guarantor of Tenant's obligations under the applicable Lease after October 31, 1997.

          Transaction Documents: collectively, any agreement, note, lease,
          ---------------------
     master lease, mortgage, security agreement, pledge agreement, assignment, guaranty or other agreement or instrument now or hereafter executed by any or all of Tenant or any Guarantor in favor of, for the benefit of, or with, Landlord (including, without limitation, the AMS Properties Transaction Documents), and any agreement, note, mortgage, security agreement, pledge agreement, assignment, guaranty or other agreement or instrument hereafter executed in connection with any extension, renewal, refunding or refinancing thereof, as any of the same may hereafter from time to time be amended, amended and restated, modified or supplemented.

          1.67.2 Article 1 of the GCIHCC Master Lease is further amended by adding the following definitions thereto to read as follows:

          AMS Properties: AMS Properties, Inc., a Delaware corporation.
          --------------

          AMS Properties Lease: any "Lease" as such term is defined in the AMS
          --------------------
     Properties Master Lease.

          AMS Properties Leased Properties: collectively, the "Collective Leased
          --------------------------------
     Properties" as such term is defined in the AMS Properties Master Lease.

          AMS Properties Master Lease: the Master Lease Document dated as of
          ---------------------------
     December 28, 1990 between HRP, as Landlord, and AMS Properties, as Tenant, as amended, amended and restated, modified or supplemented from time to time.

          AMS Properties Transaction Documents: the "Transaction Documents" as
          ------------------------------------
     such term is defined in the AMS Properties Master Lease.

          Cash Collateral Pledge:  The Cash Collateral Pledge dated as of
          ----------------------
     October 31, 1997, between Paragon and Landlord, as amended, modified or supplemented from time to time.

          Paragon:  Paragon Health Network, Inc., a Delaware corporation (f/k/a
          -------
     Living Centers of America, Inc.)

          Voting Trust Agreement:  The Amended and Restated Voting Trust
          ----------------------
     Agreement dated as of June 30, 1992 from AMS Properties to HRPT Advisors, Inc., as voting trustee, as amended, modified or supplemented from time to time.

          1.67.3 Section 3.1.1 of the GCIHCC Master Lease is amended by amending paragraphs (b) and (c) thereof in full to read as follows:

          (b)  Computation of Minimum Rent for each Extended Term.  The Minimum
               --------------------------------------------------
     Rent payable with respect to the Extended Term(s) for the applicable Lease shall equal an annual sum (determined at the commencement of each Extended Term for such Lease and subject to adjustment as set forth herein) equal to the greatest of (a) the Minimum Rent payable for the immediately preceding twelve (12) months for such Lease, (b) the product of (i) the Adjusted Purchase Price for the applicable Leased Property, and (ii) a percentage equal to 525 basis points above the yield (calculated on the basis of a monthly equivalent yield) on 5-year United States Treasury securities at the close of the Business Day which immediately precedes the commencement of the Extended Term for which the

     Minimum Rent is being calculated, or (c) the Fair Market Rental for such Lease, payable in advance in equal, consecutive monthly installments on the first day of each calendar month of each Extended Term. The computation of the yield referenced in the preceding sentence shall be made using the information shown for such date quoted in The Wall Street Journal published
                                               -----------------------
     on the following day. If there is no such quotation, the next preceding day for which there is a quotation shall be used. If The Wall Street Journal
                                                      -----------------------
     shall not be available, Landlord shall choose the quotation from another recognized source.

          (c)  Mid-Term Adjustments of Minimum Rent.  During the Term of the
               ------------------------------------
     applicable Lease, on the 5th, 15th, 25th and 35th anniversary of the Commencement Date therefor, the Minimum Rent under such Lease shall be adjusted to the annual sum equal to the greater of (a) the Minimum Rent under such Lease for the immediately preceding twelve (12) months or (b) the product of (i) the sum of the Adjusted Purchase Price for the applicable Leased Property, and (ii) a percentage equal to 525 basis points above the yield (calculated on the basis of a monthly equivalent yield) on 5-year United States Treasury securities at the close of the Business Day immediately preceding such anniversary. The computation of the yield referenced in the preceding sentence shall be made using the information shown for such date quoted in The Wall Street Journal published on the
                                   -----------------------
     following day. If there is no such quotation, the next preceding day for which there is a quotation shall be used. If The Wall Street Journal shall
                                                       -------------------
     not be available, Landlord shall choose the quotation from another recognized source.

          1.67.4 Section 12.1 of the GCIHCC Master Lease is amended by amending paragraphs (h) and (p) thereof in full to read as follows:

          (h)(A) any obligation of Tenant or any Guarantor (other than GranCare or Paragon), or of any Subsidiary thereof, in respect of any Indebtedness for Borrowed Money or for the deferred purchase price of any material property or services (excluding (1) trade accounts payable in the ordinary course of business on customary trade terms and (2) indebtedness or obligations under the Transaction Documents) (hereinafter, "Indebtedness
                                                                 ------------
     for Borrowed Money") or any guaranty relating thereto shall be declared to
     ------------------
     be or shall become due and payable prior to the stated maturity thereof, or such Indebtedness for Borrowed Money shall not be paid as and when the same becomes due and payable, or there shall occur and be continuing any default under any instrument, agreement or evidence of indebtedness relating to any such Indebtedness for Borrowed Money the effect of which is to permit the holder or holders of such instrument, agreement or evidence of indebtedness, or a trustee, agent or other representative on behalf of such holder or holders, to cause such Indebtedness for Borrowed Money to become due prior to its stated maturity; or (B) any obligation of GranCare or Paragon, or of any Subsidiary thereof (other than Tenant or GCIHCC), in respect of any Indebtedness for Borrowed Money exceeding $1,000,000 in aggregate principal amount, or any guaranty relating thereto, shall be declared to be or shall become due and payable prior to the stated maturity thereof, or the holder or holders of any instrument, agreement or evidence of indebtedness relating to any such Indebtedness for Borrowed Money, or a trustee, agent or other representative on behalf of such holder or holders, shall accelerate prior to the stated maturity date or, if no stated maturity date, demand payment of such Indebtedness for Borrowed Money, and such declaration, acceleration or demand shall not have been rescinded within thirty (30) days of the date such declaration, acceleration or demand was made; or

          (p) Paragon shall cease at any time to be, either directly or indirectly through one or more wholly-owned Subsidiaries that are each Guarantors, the beneficial and record owner of less than all of the shares of the outstanding capital stock of Tenant and AMS Properties; or

          1.67.5 Section 12.1 of the GCIHCC Master Lease is further amended by adding new paragraph (q) thereto to read as follows:

          (q) Tenant shall have failed to extend the term of the Voting Trust Agreement in accordance with the applicable provisions thereof prior to the thirtieth day prior to the end of the then term of the Voting Trust Agreement;

          1.67.6 Section 21.4 of the GCIHCC Master Lease is amended in full to read as follows:

          21.4  Tenant's Option to Purchase the Collective Leased Properties.
                ------------------------------------------------------------

          Provided,

               (a) no Default involving the nonpayment of Rent shall have occurred and be continuing, the Leases for each of the Collective Leased Properties shall be in full force and effect (other than Leases that have been terminated in accordance with the provisions hereof, other than after the occurrence of an Event of Default), and other than as expressly permitted by Article 17, Tenant shall not have
                                         ----------
          assigned the Leases for any of the Collective Leased Properties or subleased all or any portion of the Collective Leased Properties; and

               (b) no default involving the nonpayment of "Rent" under and as defined in the AMS Properties Master Lease shall have occurred and be continuing, the AMS Properties Leases for each of the AMS Properties Leased Properties shall be in full force and effect (other than AMS Properties Leases that have been terminated in accordance with the provisions hereof, other than after the occurrence of an Event of Default under the AMS Properties Master Lease), and other than as expressly permitted by Article 17 of AMS Properties Master Lease, AMS Properties shall not have assigned the AMS Properties Leases for any of the AMS Properties Leased Properties or subleased all or any portion of the AMS Properties Leased Properties;

          Tenant shall have the option, exercisable on not less than twelve (12) months prior Notice to Landlord, to purchase all, but not less than all, the Collective Leased Properties (other than those Collective Leased Properties whose Leases have been terminated in accordance with the provisions of Article 10 or Article 11) upon the expiration of the Fixed
                   ----------    ----------
     Term or any Extended Term, each for a purchase price equal to the greater of (i) ninety percent (90%) of the Fair Market Value Purchase Price of such Collective Leased Property as of the expiration of the Fixed Term or such Extended Term, as the case may be, or (ii)(1) if such option is exercised at the end of the Fixed Term, one hundred fifty percent (150%) of the Adjusted Purchase Price, (2) if such option is exercised at the end of the first Extended Term, two hundred percent (200%) of the Adjusted Purchase Price or (3) if such option is exercised at the end of the second Extended Term, three hundred percent (300%) of the Adjusted Purchase Price; provided
                                                                        --------
     however that in each case AMS Properties shall simultaneously exercise its option to purchase all, but not less than all of the AMS Properties Leased Properties (other than those AMS Properties Leased Properties whose AMS Properties Leases have been terminated in accordance with the provisions of
     Article 10 or Article 11 of the AMS Properties Master Lease) in accordance with Section 21.4 of the AMS Properties Master Lease. Such purchase by Tenant shall be made in accordance with the provisions of Article 15.
                                                               ----------

          1.67.7 Section 23.7(h) of the GCIHCC Master Lease is amended in full to read as follows:

          (h) Indebtedness of Tenant, (i) as guarantor of or co-borrower with Paragon or any Subsidiary thereof, in respect of an $890 million credit facility provided to Paragon by The Chase Manhattan Bank, as agent bank (and successor or replacement indebtedness), (ii) as guarantor of senior subordinated notes and senior subordinated discount notes of Paragon (and/or its successors and subsidiaries) yielding proceeds of approximately $500 million (and successor or replacement indebtedness) and (iii) as guarantor of a residual guaranty by Paragon in respect of a master lease arrangement providing for the acquisition, development and construction of skilled nursing and assisted living facilities for a total amount of not to exceed $100,000,000 (and successor or replacement indebtedness); provided
                                                                      --------
     that (A) the enforcement of such Indebtedness against Tenant, and of any security interests or liens on the property or the capital stock of Tenant securing such Indebtedness, shall at all times be subject to the terms of an intercreditor agreement in substantially the form (to the extent applicable) of the Intercreditor Agreement dated as of February 12, 1997 among Tenant, GCIHCC, GranCare, First Union National Bank of North Carolina, as agent, and Landlord, and (B) giving effect thereto and to the application of the proceeds thereof, no Event of Default would be created; and

          1.67.8 Section 23.5 of the GCIHCC Master Lease is amended in full to read as follows:

          23.5 General Operations.
               ------------------

          Tenant covenants and agrees to furnish to Landlord, promptly after Landlord's request therefor, copies of

               (a) all written reports of surveys, statements of deficiencies, plans of correction, and all material correspondence relating thereto, including, without limitation, all written reports and correspondence concerning compliance with or enforcement of licensure, Medicare/Medicaid, and accreditation requirements, including physical environment and Life Safety Code survey reports; and

               (b) such other confirmation as to the licensure and Medicare and Medicaid participation of Tenant as Landlord may reasonably request from time to time.

          1.67.9 Section 23.13 of the GCIHCC Master Lease is amended by adding new paragraph (e) thereto to read as follows:

          (e)  Guarantee shall mean any obligation, contingent or otherwise, of
               ---------
     any Person directly or indirectly guaranteeing any Indebtedness of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment
     of) such Indebtedness (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain or support financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term Guarantee shall not include
                            --------
     endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

     1.68 Amendment of HRPT Shares Pledge Agreement.  The HRPT Shares Pledge
          -----------------------------------------
Agreement dated as of December 28, 1990, as amended and restated by an amendment and restatement thereof dated as of June 30, 1992 (the "HRP Shares Pledge
                                                        -----------------
Agreement"), is hereby amended by deleting Section 14 (captioned "Partial
---------
Release; Re-Pledge") in its entirety.

     1.69 Amendment of Guaranty, Cross Default and Cross Collateralization
          ----------------------------------------------------------------
Agreement. Clause (i)(B) of the definition of "Guaranteed Obligations" in
---------
Section 1 of the Guaranty, Cross Default and Cross Collateralization Agreement dated as of June 30, 1992 among AMS Properties, GCIHCC and HRP, is amended in full to read as follows:

     ; and (B) the leases dated as of December 28, 1990 and March 27, 1992, and all other leases that incorporate by reference a master lease document dated as of December 28, 1990, as amended, between HRP, as lessor, and AMS, as lessee, relating to the real and personal property subject thereto and being described more particularly therein, as each of such leases and the master lease document may be amended, modified or supplemented from time to time (collectively, the "AMS Lease", and together with the GCI
                                           ---------
     Lease, the "Leases");
                 ------

     1.70 Agreements of HRP.  HRP hereby:
          -----------------

          (1) irrevocably and unconditionally releases Vitalink from its obligations under the Vitalink Guaranty, and agrees to return to GranCare, or its order, at the Restructuring Closing, all original counterparts of the Vitalink Guaranty in its possession;

          (2) consents to the reduction in the number of licensed beds in the amount and at the facilities described on Schedule 2.6(b) hereto;
                                               ---------------

          (3) consents to the creation of junior liens and security interests in the personal property and capital stock of AMS Properties and GCIHCC (excluding, however, all collateral under the HRP Shares Pledge Agreement or the Cash Collateral Pledge) to secure guaranties by AMS Properties and GCIHCC of (i) an $890 million credit facility to be provided to Paragon by The Chase Manhattan Bank (and successor or replacement indebtedness) and
     (ii) senior subordinated notes and senior subordinated discount notes of Paragon (and/or its successors and subsidiaries) yielding proceeds of approximately $500 million (and successor or replacement indebtedness); provided that the enforcement of such junior liens and security interests,
     --------
     and all claims secured thereby, shall at all times be subject to the terms of an intercreditor agreement in substantially the form (to the extent applicable) of the Intercreditor Agreement dated as of February 12, 1997 among the GranCare Parties, First Union National Bank of North Carolina, as administrative agent, and HRP;

          (4) cancels (i) the obligations of GranCare to complete net $25,000,000 in new mortgage and lease transactions ("Additional
                                                          ----------
     Financings") with HRP pursuant to Section 9.27 of the Acquisition Agreement
     ----------
     or any similar provision of any Transaction Document, and (ii) the obligations of GranCare to make any payments (or any portion of any payment) in connection with the failure to complete any of the Additional Financings;

          (5) waives for all time any existing rights of first refusal (or any similar right) with respect to any sale, purchase, lease, sale/leaseback or other financing transaction by GranCare or any of its Affiliates (or successors) with any real estate investment trust;

          (6) consents to the consummation of the Transactions, and waives any resulting default under Section 9.15A of the Acquisition Agreement or any other Transaction Document or otherwise;

          (7) consents to the prepayment of the Mortgage Note (without additional premium or penalty other than the total consideration called for herein) and agrees to release its mortgage and security interest in the property securing the Mortgage Note on the Exchange Closing Date in accordance with Section 3.1 below; and
                     -----------

          (8) agrees that Paragon and any of its Affiliates (specifically excluding AMS Properties and GCIHCC), or any successors of any of the foregoing, may, without any consent or approval of HRP, enter into mergers, consolidations, acquisitions, asset sales, sales of minority or majority interests in Paragon or such Affiliate or any other transactions (including, without limitation, any change of control, recapitalization or other restructuring of Paragon or any of such Affiliates or successors); provided, however, that Paragon (i) shall not liquidate, wind-up or
     --------  -------
     dissolve itself (or suffer any liquidation or dissolution) and (ii) may not merge or consolidate with any Person, or convey, transfer or lease substantially all of its assets unless:

          (1) giving effect to such transaction, no Event of Default (as defined in any Transaction Document), or an event or condition that with the giving of notice or lapse of time or both would become an Event of Default, would occur under and as defined in any Transaction Document; and

          (2) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of Paragon, as the case may be, shall be a corporation organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if Paragon is not such corporation,
               (i) such corporation shall have executed and delivered to HRP its assumption of the due and punctual performance and observance of each covenant and condition of the Paragon Guaranty to the same extent and with the same effect as though such corporation was a party hereto and was named and defined as the "Guarantor" therein and (ii) shall have caused to be delivered to HRP an opinion of outside counsel to such corporation to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof and of the Paragon Guaranty.

          (9) waives any Default or Event of Default arising under the Transaction Documents as the result of the ownership and/or operation of the Southpointe nursing facility located in Milwaukee, Wisconsin by AMS Properties, and, notwithstanding any provision to the contrary in any Transaction Document, hereby consents to the sale, transfer or other disposition of such facility by AMS Properties (including the transfer to an Affiliate without consideration); provided that, following such transfer, AMS Properties does not remain liable for any material liabilities associated with such facility.

SECTION 25.  LIKE-KIND EXCHANGE
             ------------------

     1.71 Effective the day (the "Exchange Closing Date") that all the
                                  ---------------------
conditions to the occurrence of the Exchange Closing set forth in Section 3.2
                                                                  -----------
below have been satisfied: (a) AMS Properties shall prepay in full the principal amount of the Mortgage Note, together with all accrued and unpaid interest thereon (but without prepayment premium) and (b) AMS Properties and HRP will exchange the GranCare Exchange Properties for the HRP Exchange Properties (the "Exchange Transaction"), free and clear of any Liens of any
                 --------------------
nature whatsoever except Permitted Encumbrances. Upon the occurrence of the Exchange Closing, the documents delivered to the Title Company in escrow pursuant to Sections 5.6 and 5.7 hereto shall be released for recordation or to
            ------------     ---
the appropriate party pursuant to the terms of the Exchange Escrow Agreement (the "Exchange Closing").
      ----------------

     1.72 The Exchange Closing shall be subject to the satisfaction (or the waiver by HRP) of the following conditions:

          (1)  The prior occurrence of the Restructuring Closing;

          (2) Evidence of the receipt of all Post Closing Consents, and the continued licensure of each GranCare Exchange Property in accordance with the provisions hereof;

          (3) Giving effect to the Exchange Closing, no Default or Event of Default shall have occurred and be continuing, and, the representations contained in each Restructure Document (modified to reflect the obtaining of the Post Closing Consents) shall be true and correct at and giving effect to the Exchange Closing as if made on and as of the Exchange Closing;

          (4) HRP shall have received a certificate of a senior executive officer of GranCare and Paragon confirming satisfaction of the conditions described in paragraph (b) and (c) above;
                  ---------  -       -

          (5) Evidence satisfactory to HRP that (i) the hazardous waste contamination with respect to the generator spill at the Wilson, North Carolina property has been remediated in accordance with Applicable Law and
     (ii) that the underground storage tank at the Winston-Salem, North Carolina property has been registered in accordance with Applicable Law;

          (6) Confirmation by the Title Company that it is prepared to issue a title policy to HRP and AMS Properties insuring title to the Exchange Properties free from Liens other than Permitted Encumbrances;

          (7) HRP shall have received such opinions of healthcare counsel to Paragon and GranCare as HRP shall have reasonably requested, each of which opinions shall be in form and substance reasonably satisfactory to HRP; and

          (8) The GranCare Parties shall have paid all costs, expenses and taxes provided for in Section 7.3 hereof in connection with the Exchange
                           -----------
     Closing.

     1.73 Within ninety (90) days after the consummation of the Exchange Transaction, HRP shall prepare a schedule (the "Section 1031 Schedule") that
                                                ---------------------
sets forth the "exchange groups" and "residual group" (each within the meaning of Treas. Reg. Section 1.1031(j)-1), together with each asset included in the GranCare Exchange Properties and the HRP Exchange Properties that belongs to the relevant exchange group or residual group, and AMS Properties will provide HRP with such information as is necessary for the preparation of such Section 1031 Schedule. Such Section 1031 Schedule shall be prepared on the basis that, for purposes of Treas. Reg. Section 1.1031(j)-1, the Mortgage Note retired prior to the Exchange Closing pursuant
Section 3.1 hereof is not assumed by HRP as part of the Like-Kind Exchange under
-----------
this Agreement, and further, the GranCare Exchange Properties are not conveyed subject to the Mortgages. The Purchase Price to be set forth in each New Facility Lease shall be allocated between the GranCare Exchange Properties as mutually agreed between HRP and AMS Properties; however, to the extent no such agreement is reached before the Exchange Closing Date, the Purchase Prices shall based upon the aggregate purchase prices for the HRP Exchange Properties and allocated among the GranCare Exchange Properties by HRP based upon the Section 1031 Schedule.

     1.74 Each of AMS Properties and HRP shall report the transactions contemplated hereby as a Like-Kind Exchange under Section 1031 of the Code, consistent with the Section 1031 Schedule, and shall not take, and shall cause their respective Affiliates, representatives, successors and assigns not to take, any position on any federal, state or local Tax return or report, inconsistent with such reporting position or the Section 1031 Schedule. Each of AMS Properties and HRP shall promptly give the other notice of any disallowance of or challenge to such reporting by any Taxing Authority.

     1.75 Each of AMS Properties and HRP shall cooperate with the other, including without limitation in preparing the Section 1031 Schedule and executing all necessary agreements and documents, to the extent necessary for HRP to treat the exchange of the GranCare Exchange Properties for the HRP Exchange Properties as a Like-Kind Exchange pursuant to Section 1031 of the Code.

     1.76 Notwithstanding the provisions of this Section, the parties to this Agreement will rely solely on their own advisors in determining the tax consequences of the transactions contemplated by this Agreement and each party is not relying, and will not rely, on any representations or assurances of any other party regarding such consequences other than the representations, warranties, covenants and agreements set forth in writing in this Agreement or furnished pursuant to the provisions hereof.

     1.77 The GranCare Parties shall use all reasonable efforts to obtain the Post Closing Consents as soon as possible after the date hereof, and HRP agrees to cooperate with all reasonable requests of the GranCare Parties in connection with obtaining the Post Closing Consents. In the event that, for any reason (other than the failure of HRP to cooperate as provided in the preceding sentence), the Exchange Closing Date does not occur prior to April 29, 1998 (as it may be extended as provided below, the "Post Closing Consent Date"), and for
                                           -------------------------
as long thereafter as the Exchange Closing Date shall fail to occur (and without limiting any other remedies that may be available to HRP; it being understood, however, that the failure to obtain the Post Closing Consents by the Post Closing Consent Date shall not, in and of itself, constitute an Event of Default under the Transaction Documents), AMS Properties shall pay, as an

Additional Charge under the AMS Properties Master Lease, an amount equal to $20,000 per month, payable in arrears on the one month anniversary of the Post Closing Consent Date and on the same day of each following month and on the Exchange Closing Date (provided that the last monthly installment shall be prorated as to any partial month). Notwithstanding the foregoing, however, if, despite the GranCare Parties' reasonable efforts, the Post Closing Consents applicable to any GranCare Exchange Property (the "Affected GranCare Exchange
                                                   --------------------------
Property") cannot be obtained prior to the Post Closing Consent Date, AMS
--------
Properties may offer to substitute for the Affected GranCare Exchange Property another skilled or intermediate care nursing facility of equal or greater value and otherwise satisfactory to HRP. If HRP so approves such substitute facility (the "Substitute Exchange Property"), (i) the parties hereto shall amend the
      ----------------------------
Restructure Documents and the Transaction Documents to reflect the substitution of Substitute Exchange Property for the Affected GranCare Exchange Property,
(ii) AMS Properties shall use all reasonable efforts to obtain, as soon as possible, all consents necessary to permit the exchange of the Substitute Exchange Property and (iii) the Post Closing Consent Date shall be extended for an additional period of ninety (90) days.

     1.78 AMS Properties' obligation to pay Minimum Rent and Additional Rent under the New Facility Leases during the period from November 1, 1997 to the Exchange Closing Date shall be net of Minimum Rent and Additional Rent paid to HRP under the AMS Properties Facility Leases of the HRP Exchange Properties for such period.

SECTION 26.  CLOSING.
             -------

     Section 2 of this Agreement shall become effective as of the date first set
     ---------
forth above, upon the satisfaction of the conditions set forth below at a closing (the "Restructuring Closing") to be held at the offices of Sullivan &
              ---------------------
Worcester LLP, One Post Office Square, Boston, Massachusetts, or at such other location as the GranCare Parties and HRP may agree, at 10:00 a.m. local time, on a date (the "Restructuring Closing Date") which is the earlier to occur of (i)
             --------------------------
November 30, 1997, and (ii) the date as of which all conditions precedent to the Restructuring Closing herein set forth have either been satisfied or waived by the party in whose favor such conditions run. In the event that the Restructuring Closing shall not have occurred on or before December 15, 1997, provided that no action for specific performance shall have been commenced by HRP to enforce this Agreement, either party shall have the right, by the giving of written notice, to terminate this Agreement.

SECTION 27.  CONDITIONS TO CLOSING
             ---------------------

     The occurrence of the Restructuring Closing is subject to the satisfaction of the following conditions:

     1.79 Restructure Payment.  GranCare shall have paid HRP a non-refundable
          -------------------
$10,000,000 restructure payment in immediately available funds.

     1.80 Paragon Documents and Payment of Deposit.  Paragon shall have: (a)
          ----------------------------------------
executed and delivered to HRP a Guaranty in the form of Exhibit A hereto (the
                                                        ---------
"Paragon Guaranty") and a
 ----------------

Cash Deposit Security Agreement in the form of Exhibit B hereto (the "Cash
                                               ---------              ----
Collateral Pledge"), and (b) paid HRP $15,000,000 in immediately available
-----------------
funds, representing the Cash Collateral Deposit referenced in the Cash Collateral Pledge.

     1.81 Subordination Agreement.  Paragon and GranCare, as subordinate
          -----------------------
creditors, and AMS Properties and GCIHCC, as debtors, shall have entered into a Subordination Agreement in the form of Exhibit C hereto (the "Subordination
                                       ---------              -------------
Agreement").
---------

     1.82 GranCare Guaranty.  GranCare shall have executed and delivered to HRP
          -----------------
an Amended and Restated Guaranty in the form of Exhibit D hereto (the "GranCare
                                                ---------              --------
Guaranty").
--------

     1.83 Amendment to Facility Leases.  AMS Properties and GCIHCC shall have
          ----------------------------
executed and delivered to HRP an Amendment to Facility Leases in the form of Exhibit E hereto (the "Lease Amendment").

     1.84 Exchange Transaction Documents--GranCare Exchange Properties.  AMS
          ------------------------------------------------------------
Properties and GCIHCC shall have executed and delivered to HRP an Amendment to Facility Leases in the form of Exhibit E hereto (the "Lease Amendment"). Exchange Transaction Documents--GranCare Exchange Properties. AMS Properties shall have (i) executed and delivered an Exchange Properties Escrow Agreement among AMS Properties, HRP and the Title Company, as escrow agent, in the form furnished by HRP (the "Exchange Properties Escrow Agreement") to HRP, and (ii)
                       ------------------------------------
delivered the following to the Title Company in escrow (pending the occurrence of the Exchange Closing), in each case in form and substance reasonably satisfactory to HRP:

          (1) A good and sufficient statutory warranty deed, with respect to each of the GranCare Exchange Properties, in proper statutory form for recording, duly executed and acknowledged by AMS Properties, conveying good and marketable title to such properties, free from all liens and encumbrances other than the Permitted Encumbrances;

          (2) A bill of sale and assignment agreement, in form and substance reasonably satisfactory to HRP, duly executed and acknowledged by AMS Properties, with respect to all of AMS Properties' right, title and interest in, to and under the Personal Property, the Contracts, the Documents and the Intangible Property with respect to the GranCare Exchange Properties (excluding, however, all accounts receivable, inventory and computers (including related hardware and software), and prepaid items);

          (3) Transfer tax forms with respect to each of the GranCare Exchange Properties;

          (4) An owner's affidavit for each of the GranCare Exchange Properties executed by AMS Properties;

          (5)  A FIRPTA affidavit, executed by AMS Properties;

          (6) Copies of all title exception documents for each of the GranCare Exchange Properties;

          (7) Counterparts of each New Facility Lease, duly executed by AMS Properties;

          (8) Title survey certificates for each of the GranCare Exchange Properties; and

          (9) Such other conveyance documents, certificates, deeds, affidavits and other instruments as HRP may reasonably require.

     1.85 Exchange Transaction Documents--HRP Exchange Properties.  HRP shall
          -------------------------------------------------------
have (i) executed and delivered the Exchange Properties Escrow Agreement to AMS Properties and (ii) delivered the following to the Title Company, in escrow (pending the occurrence of the Exchange Closing), in each case in form and substance reasonably satisfactory to AMS Properties:

          (1) A good and sufficient grant or special warranty deed, with respect to each of the HRP Exchange Properties (other than the Palm Springs, California property), in proper statutory form for recording, duly executed and acknowledged by HRP, conveying HRP's title to such properties, free from all liens and encumbrances created by or through HRP;

          (2) An assignment of ground lease with respect to the HRP Exchange Property at Palm Springs, California, in proper statutory form for recording, duly executed and acknowledged by HRP, conveying HRP's interest as ground lessee to such property, free from all liens and encumbrances created by or through HRP;

          (3) A bill of sale and assignment agreement, in form and substance reasonably satisfactory to AMS Properties, duly executed and acknowledged by HRP, with respect to any personal property with respect to the HRP Exchange Properties in which HRP has an interest;

          (4) Transfer Tax form with respect to each of the HRP Exchange Properties;

          (5)  A FIRPTA affidavit, executed by HRP; and

          (6)  The New Facility Leases, duly executed by HRP.

     1.86 The Transactions.  The Transactions shall have been consummated
          ----------------
concurrently with Restructuring Closing.

     1.87 No Default; Representations and Warranties.  Giving effect to the
          ------------------------------------------
Transactions and the occurrence of the Restructuring Closing, no Default or Event of Default shall have occurred and be continuing, and the representations contained in each Restructure Document shall be true and correct at the Restructuring Closing as if made on and as of such date;

     1.88 Officer's Certificates.  HRP shall have received a certificate of a
          ----------------------
senior executive officer of GranCare and Paragon confirming satisfaction of the conditions described in Sections 5.8 and 5.9 above.
                        ------------     ---

     1.89 Other Documents.  HRP shall have received such other documents,
          ---------------
opinions and certificates (including without limitation, evidence of continued licensure of each Facility leased or operated by AMS Properties or GCIHCC, an opinion of counsel to Paragon and GranCare, and certificates of public officials and of officers of Paragon, GranCare, AMS Properties and GCIHCC) as HRP shall have reasonably requested, each of which shall be in form and substance reasonably satisfactory to HRP.

     1.90 Fees and Expenses.  GranCare shall have paid all costs, expenses and
          -----------------
taxes provided for in Section 7.3 hereof, as well as all fees and expenses
                      -----------
currently payable by GranCare, AMS Properties and GCIHCC under any Transaction Document.

SECTION 28.  REPRESENTATIONS AND WARRANTIES

     Each of the GranCare Parties hereby jointly and severally represents and warrants to HRP as follows:

     1.91 Status of GranCare Parties.  Each GranCare Party is a corporation duly
          --------------------------
organized, and validly existing and in good standing under the laws of its respective state of its incorporation and has all requisite power and authority under the laws of such state and under its charter and by-laws to own the properties owned by it, to lease the properties leased by it, to operate the nursing or other facilities located thereon as heretofore operated, to enter into and perform its obligations under the Transaction Documents to which it is a party, and to transact the business in which it is engaged or proposes to engage. Each GranCare Party has duly qualified and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or to be conducted by it requires such qualification (except where the failure to so qualify could not reasonably be expected to have a material adverse effect on the financial condition and operations, or on the assets or business of such GranCare Party).

     1.92 Authorization.  Each GranCare Party has taken all necessary corporate
          -------------
and other action to authorize the execution, delivery and performance of each Restructure Document to which it is a party.

     1.93 Enforceability.
          --------------

          (1) This Agreement constitutes, and each other Restructure Document when executed and delivered by each GranCare Party party thereto shall constitute, the legal, valid and binding obligation and agreement of such GranCare Party, in each case enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

          (2) Upon the due execution and delivery of the Restructure Documents pursuant hereto, the Transaction Documents, as modified by the Restructure Documents, shall constitute the legal, valid and binding obligation and agreement of each GranCare Party party thereto, in each case enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

     1.94 No Violations of Agreements, Etc.  Neither the execution, delivery or
          --------------------------------
performance of any Restructure Document by any GranCare Party, nor the consummation of the Transactions and the other transactions contemplated hereby (other than the Exchange Closing), nor compliance with the terms and provisions thereof will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance (other than Liens permitted by the Transaction Documents) upon any property or assets of any GranCare Party pursuant to, the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument to which any GranCare Party may be a party or by which such GranCare Party or any of its property may be bound ("Contractual Obligations"), or its charter and by-laws, or violate any
  -----------------------
provisions of law or any order or regulation of any governmental commission, bureau or administrative agency or any applicable order, writ, injunction, judgment or decree of any court (collectively, "Legal Restrictions").
                                                ------------------

     1.95 Governmental and Other Approvals.  No order, permission, consent,
          --------------------------------
approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental agency, commission, board or public authority is required to authorize, or is required in connection with the execution, delivery and performance of any Restructure Document by any GranCare Party, or the consummation of the Transactions and the Restructuring Closing other transactions contemplated hereby, which has not been duly obtained or made on or prior to the Restructuring Closing Date, except (i) those which are customarily and routinely obtained after the closing of a transaction and that are reasonably expected to be obtained in due course and (ii) the orders, permissions, consents, approvals, licenses, authorizations, registrations and filings described in Schedule 6.5 hereto (collectively, the "Post Closing
                     ------------                            ------------
Consents").
--------

     1.96 Compliance With Agreements, Etc.  Upon the consummation of the
          -------------------------------
Transactions and the other transactions contemplated hereby, each GranCare Party will be in compliance in all material respects with the terms and provisions of each Contractual Obligation to which it is or will be a party at such time or by which it or its property is or will then be bound that is material to the operations, business, prospects, property or assets of, liabilities (including, without limitation, tax, ERISA and environmental liabilities) or the condition (financial or otherwise) of Paragon or of the GranCare Parties taken as a whole, and will not be in default under or with respect to any such Contractual Obligation. Each GranCare Party will be in compliance with, and no default shall have occurred under, each Legal Restriction that shall be applicable to it or its respective properties upon the consummation of the Transactions and the other transactions contemplated hereby, where the effect of such noncompliance would be material to the operations, business, prospects, property or assets of, liabilities (including, without limitation, tax, ERISA and environmental liabilities) or the condition (financial or otherwise) of Paragon or of the GranCare Parties taken as a whole. No Event of Default exists or will occur giving effect to the consummation of the Transactions and the other transactions contemplated hereby.

     1.97 Licenses, Permits, Etc.  Giving effect to the consummation of the
          ----------------------
Transactions and the other transactions contemplated hereby, all licenses, permits, consents, permissions, certifications and other approvals from all federal, state and local governmental agencies necessary to provide the services and the number of available beds provided by the Continuing Properties owned and/or operated by the GranCare Parties immediately before consummation of the Transactions and the other transactions contemplated hereby contemplated hereby, shall continue to be in full force and effect, and shall not be subject to revocation as a result of the consummation of the Transactions or any of the other transactions contemplated hereby.

     1.98 Licensed Beds.
          -------------

          (1)  Schedule 1.8 hereto is a complete and accurate statement of the
               ------------
     bed categories for which each healthcare facility (collectively, the "Healthcare Facilities" individually, a "Healthcare Facility") located at a
      ---------------------                   -------------------
     Continuing Property that is not a GranCare Exchange Property will be licensed as of the Restructuring Closing Date, the number of beds in each category for which such Healthcare Facility will be licensed as of the Restructuring Closing Date, and the number of Licensed Beds in each category that will be available for use in such Healthcare Facility as of the Restructuring Closing Date. Upon the Restructuring Closing, no beds will be in use or available at such Healthcare Facility for use in any category for which such Healthcare Facility is not licensed. No GranCare Party has any reason to believe that the number of Licensed Beds in any category may be reduced by any governmental agency.

          (2)  Schedule 1.8 hereto is a complete and accurate statement of the
               ------------
     bed categories for which each Healthcare Facility located at a GranCare Exchange Property will be licensed as of the Exchange Closing Date, the number of beds in each category for which such Healthcare Facility will be licensed as of the Exchange Closing Date, and the number of Licensed Beds in each category that will be available for use in such Healthcare Facility as of the Exchange Closing Date. Upon the Exchange Closing, no beds will be in use or available at such Healthcare Facility for use in any category for which such Healthcare Facility is not licensed. No GranCare Party has any reason to believe that the number of Licensed Beds in any category may be reduced by any governmental agency.

     1.99 Licenses and Permits.  Schedule 6.9 hereto, designated "Licenses and
          --------------------   ------------
Permits", is a complete and accurate list of all licenses, permits, consents, permissions, certifications and other approvals from all federal, state and local governmental agencies issued to each Healthcare Facility with respect to its operations that will be effective immediately prior to the Restructuring Closing (with respect to each Continuing Property other than a GranCare Exchange Property) and the Exchange Closing (with respect to each GranCare Exchange Property), and no GranCare Party has any reason to believe that any such license, permit or approval will not be in effect or will be conditioned or restricted upon the consummation of the Restructuring Closing (with respect to each Continuing Property other than a GranCare Exchange Property) or the Exchange Closing (with respect to each GranCare Exchange Property), except such restrictions as are customary and reasonably expected to be satisfied promptly following the Restructuring Closing or the Exchange Closing, as the case may be.

     1.100 Notices and Applications.
           ------------------------

          (1)  Except for the Post Closing Consents:

               (1) all notices required to be given by the GranCare Parties to consummate the Restructuring Closing and the Exchange Closing have been given to the federal, state and local governmental agencies and accrediting and certifying agencies having jurisdiction over each Continuing Property ("Notices and Applications"); and
                                ------------------------

               (2) each GranCare Party has received all licenses, permits, certifications, accreditations, approvals, permissions and consents that are required to be received by it in order to consummate the Transactions and the other transactions contemplated hereby and, following the Restructuring Closing and the Exchange Closing, to allow it to maintain the number of beds set forth in Schedule 1.8 and to
                                                         ------------
          maintain in good standing the licenses and permits set forth on
          Schedule 6.9 (except for those licenses, permits, certifications,
          ------------
          accreditations, approvals, permissions and consents that are customarily and routinely received after the closing of a transaction, and that are reasonably expected to be satisfied promptly after the Restructuring Closing Date or the Exchange Closing Date, as the case may be).

          (2) To the best of the knowledge of each GranCare Party, no Person with an "ownership or control interest" in any GranCare Party and no "agent or managing employee" of any GranCare Party, each as defined by 42 C.F.R.
     (S)(S) 420.201 and 455.101, has been convicted of a criminal offense related to the involvement of such Person in the Medicare, Medicaid, or Title XX services program under the Social Security Act, or has been excluded from participation in the Medicare program, the Medicaid program, or other state health care program.

          (3) Each of AMS Properties and GCIHCC is and will be, following consummation of the Transactions and the Restructuring Closing and Exchange Closing, in substantial compliance with all Medicare (if applicable) and Medicaid Conditions and Standards of Participation, and is and will be, following consummation of the Transactions and the other transactions contemplated hereby, in substantial compliance with the requirements for licensure for each of the facilities to be operated by it.

     1.101 Judgments; Litigation.  There are no judgments presently outstanding
           ---------------------
and unsatisfied against any GranCare Party or its properties, and, except as set forth in the Joint

Proxy Statement dated September 26, 1997, no GranCare Party or any of its properties is involved in any litigation at law or in equity, or in any proceeding before any court, or by or before any governmental or administrative agency, which litigation or proceeding could reasonably be expected to have a materially adverse effect on the operations, business, prospects, property or assets of, liabilities (including, without limitation, tax, ERISA and environmental liabilities), or the condition (financial or otherwise) of Paragon or of the GranCare Parties taken as a whole, or ownership by any GranCare Party or HRP of, or any security interest or lien in HRP's favor in, any Continuing Property and, to each GranCare Party's knowledge, no such material litigation or proceeding is threatened against any GranCare Party or against its properties (including any Continuing Property) and no investigation looking toward such a material proceeding has begun or is contemplated.

     1.102 Affiliates and Subsidiaries.  The names of all Subsidiaries and
           ---------------------------
Affiliates of any GranCare Party or Paragon expected to derive revenue from any Continuing Property (whether by way of management fees, the lending of money or otherwise), other than the GranCare Party party to the Lease for such Continuing Property, are set forth on Schedule 6.12 hereto.
                           -------------

     1.103 Environmental Laws.
           ------------------

          (1) Each GranCare Party has obtained all governmental approvals that are required for the operation of its business under any Applicable Law, except when the failure to so obtain a governmental approval would not have a material adverse effect.

          (2) Each GranCare Party is in compliance with all terms and conditions of all required governmental approvals and is also in compliance with all terms and conditions of all Applicable Laws, noncompliance with which would have a material adverse effect.

          (3) There is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter pending or, to the best knowledge of any GranCare Party, threatened against any GranCare Party relating in any way to any Applicable Laws, and there is no lien of any private entity or governmental authority against any Continuing Property relating in any way to the Applicable Laws.

          (4) There has been no claim, complaint, notice, or request for information received by any GranCare Party with respect to any site listed on the National Priority List promulgated pursuant to CERCLA or any state list of sites requiring investigation or cleanup with respect to contamination by hazardous substances.

          (5) To the best of any GranCare Party's knowledge, there has been no release or threat of release of any hazardous substance at any Continuing Property which would likely result in liability being imposed upon any GranCare Party, which liability would have a material adverse effect.

     1.104 Disclosure.  Neither this Agreement, any other Restructure Document
           ----------
nor any other document, certificate or written statement furnished to HRP by or on behalf of any GranCare Party in connection with the Transactions or the Restructuring Closing or Exchange Closing contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary in order to make the statements contained herein or therein not misleading. To the best of the knowledge of each GranCare Party, there is no fact or condition which materially and adversely affects the operations, business, prospects, property or assets of, liabilities (including, without limitation, tax, ERISA and environmental liabilities), or the condition (financial or otherwise) of the GranCare Parties that has not been set forth herein or in the Joint Proxy Statement dated September 26, 1997.

SECTION 29.  MISCELLANEOUS
             -------------

     1.105 Confirmation of Transaction Documents, Etc.  Each of the Transaction
           ------------------------------------------
Documents, as amended hereby, remain in full force and effect and is hereby ratified and confirmed, except as specifically set forth herein. The amendments of the Transaction Documents set forth herein (a) do not constitute an amendment, waiver or modification of any term, condition or covenant of any Transaction Document, or any of the instruments or documents referred to therein, other than as specifically set forth herein, and (ii) shall not prejudice any rights which HRP or its successors and assigns may now or hereafter have under or in connection with any Transaction Document, as amended hereby or any of the instruments or documents referred to therein.

     1.106 Claims.  Without limiting any indemnification provision contained in
           ------
any Restructure Document or Transaction Document, the GranCare Parties hereby jointly and severally agree to and do hereby indemnify, protect, defend and hold harmless HRP, any shareholder of HRP, any lender to HRP and their respective officers, directors, trustees, shareholders, managers and affiliates, any of their respective successors or assigns, and each of them (individually an "Indemnitee") from and against any and all liabilities, losses, damages, costs
 ----------
and expenses of any kind (including, without limitation, the reasonable fees and disbursements of counsel for HRP in connection with any investigative, administrative or judicial proceeding, whether or not HRP shall be designated a party thereto) which may be incurred or suffered by any Indemnitee, relating to or arising out of any Restructure Document or Transaction Document, or the existence of any hazardous substance on, in, or under any Continuing Property, or any violation or alleged violation of any Applicable Law, or in connection with any Continuing Property, or in connection with the Southpointe nursing facility in Milwaukee, Wisconsin (including, without limitation, any disposition thereof) or involving the imposition of any lien under any Applicable Law; provided that HRP shall not have the right to be indemnified hereunder for its
--------
own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. The covenants in this Section 7.2 shall survive the
                                              -----------
termination of the Transaction Documents.

     1.107 Costs and Expenses.  GranCare, AMS Properties and GCIHCC hereby
           ------------------
jointly and severally agrees to pay all costs and expenses of HRP in connection with the preparation, reproduction, execution and delivery, and administration, of this Agreement, including the reasonable fees and expenses of Sullivan & Worcester LLP, special counsel to HRP with respect thereto, and the payment of all recording fees, real estate transfer taxes, title insurance premiums and other expenses related to the satisfaction of the conditions to the Restructuring Closing and the Exchange Closing.

     1.108 No Counterclaims, Etc.; Release.  Each GranCare Party acknowledges
           -------------------------------
that immediately prior to its acceptance of this letter, it is obligated to pay all indebtedness and obligations arising under the Transaction Documents without a right of set-off, counterclaim or defense with respect thereto. In consideration of HRP's agreements contained herein, GranCare does hereby release and forever discharge HRP and its affiliates, officers, directors, agents, attorneys, employees, successors and assigns, of and from all manner of actions, causes of action, suits, judgments, claims and demands whatsoever, in law or in equity, which have arisen from the beginning of time up and including the date hereof, whether arising in connection with the transactions contemplated hereby or by the Restructure Documents or the Transaction Documents, or otherwise.

     1.109 Survival.  The representations, warranties and indemnities contained
           --------
in this Agreement shall survive the consummation of the Transactions and the other transactions contemplated hereby, and any investigation by HRP of any matters described in or related to the transactions contemplated by this Agreement or any Transaction Document. Although HRP or its representatives may have undertaken certain investigations with respect to the consummation of the Transactions and the other transactions contemplated hereby, each GranCare Party acknowledges that HRP is relying upon such representations, warranties, covenants and indemnities in connection therewith.

     1.110 Successors and Assigns.  This Agreement shall be binding upon and
           ----------------------
inure to the benefit of each party hereto and to their respective successors, assigns, transferees, executors and administrators.

     1.111 CONSENT TO JURISDICTION.  ANY ACTION TO ENFORCE, ARISING OUT OF, OR
           -----------------------
RELATING IN ANY WAY TO, ANY OF THE PROVISIONS OF THIS AGREEMENT OR ANY RESTRUCTURE DOCUMENT OR TRANSACTION DOCUMENT MAY BE BROUGHT AND PROSECUTED IN SUCH COURT OR COURTS LOCATED IN THE COMMONWEALTH OF MASSACHUSETTS AS IS PROVIDED BY LAW; AND EACH OF THE ENTITIES CONSENTS TO THE JURISDICTION OF SAID COURT OR COURTS LOCATED IN THE COMMONWEALTH OF MASSACHUSETTS AND TO SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR IN ANY MANNER PROVIDED BY LAW.

     1.112 WAIVER OF JURY TRIAL.  EXCEPT TO THE EXTENT PROHIBITED BY LAW WHICH
           --------------------
CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN CONNECTION WITH ANY ACTION OR PROCEEDING OF ANY NATURE WHATSOEVER ARISING UNDER, OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER RESTRUCTURE DOCUMENT OR TRANSACTION

DOCUMENT AND IN CONNECTION WITH SUCH ACTION OR PROCEEDING, WHETHER ARISING UNDER STATUTE (INCLUDING ANY FEDERAL OR STATE CONSTITUTION) OR UNDER THE LAW OF CONTRACT, TORT OR OTHERWISE AND INCLUDING, WITHOUT LIMITATION, ANY CHALLENGE TO THE LEGALITY, VALIDITY, BINDING EFFECT OR ENFORCEABILITY OF THIS PARAGRAPH OR THIS AGREEMENT OR ANY OTHER RESTRUCTURE DOCUMENT OR TRANSACTION DOCUMENT.

     1.113 GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
           -------------
ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

     1.114 NO LIABILITY OF TRUSTEES  THE DECLARATION OF TRUST OF HRP, DATED
           ------------------------
OCTOBER 9, 1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED IN THE OFFICE OF THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HEALTH AND RETIREMENT PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HRP SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HRP. ALL PERSONS DEALING WITH HRP, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF HRP FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                        HEALTH AND RETIREMENT
                                        PROPERTIES TRUST (f/k/a "Health and
                                        Rehabilitation Properties Trust")
                                        (known in Wisconsin as "Health and
                                        Retirement Properties REIT")



                                        By:/s/ David J. Hegarty
                                           -----------------------------
                                         Its: President

                                        GRANCARE, INC.
                                        (f/k/a New GranCare, Inc.)


                                        By:/s/ M. Henry Day, Jr.
                                           -----------------------------
                                         Its: Assistant Secretary

                                        AMS PROPERTIES, INC.



                                        By: /s/ M. Henry Day, Jr.
                                           -----------------------------
                                         Its: Assistant Secretary

                                        GCI HEALTH CARE CENTERS, INC.



                                        By:/s/ M. Henry Day, Jr.
                                           -----------------------------
                                         Title  Assistant Secretary

                                 SCHEDULE 1.8

                             CONTINUING PROPERTIES
                             ---------------------

-----------------------------------------------------------------------------------------

     Facility Name            Location            Type of          No. of        No. of
                                              Licensed Service    Licensed     Available
                                                                    Beds          Beds
-----------------------------------------------------------------------------------------
AMS Properties Facilities:
-------------------------
-----------------------------------------------------------------------------------------
Flagship                    Newport Beach,    Skilled Care        167          151
                            CA
-----------------------------------------------------------------------------------------
Lancaster                   Lancaster,        Skilled Care         99           99
                            CA
-----------------------------------------------------------------------------------------
Pacific Gardens             Fresno, CA        Skilled Care        180          180
-----------------------------------------------------------------------------------------
Tarzana                     Los Angeles, CA   Skilled Care        173          173
-----------------------------------------------------------------------------------------
Thousand Oaks               Thousand Oaks,    Skilled Care        124          124
                            CA
-----------------------------------------------------------------------------------------
Van Nuys                    Los Angeles, CA   Skilled Care         58           58
-----------------------------------------------------------------------------------------
Cedars HealthCare Center    Lakewood, CO      Skilled and         175          175
                                              Intermediate Care
-----------------------------------------------------------------------------------------
Cherrelyn HealthCare Center Littleton, CO     Skilled and         230          230
                                              Intermediate Care
-----------------------------------------------------------------------------------------
Greentree Health and        Clintonville, WI  Skilled Care         66           66
Rehabilitation Center
-----------------------------------------------------------------------------------------
Pine Manor Health Care      Embarrass, WI     Skilled Care        101          101
Center
-----------------------------------------------------------------------------------------
Sunny Hill Health Care      Madison, WI       Skilled Care         73           73
-----------------------------------------------------------------------------------------
The Virginia                Waukesha, WI      Skilled Care        102          102
-----------------------------------------------------------------------------------------
Woodland                    Brookfield, WI    Skilled Care        226          226
-----------------------------------------------------------------------------------------
Christopher East Health     Milwaukee, WI     Skilled Care        215          215
and Rehabilitation Center
-----------------------------------------------------------------------------------------
Northwest Health Care       Milwaukee, WI     Skilled Care         93           93
Center
-----------------------------------------------------------------------------------------
River Hills West            Pewaukee, WI      Skilled Care        248          237
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

     Facility Name            Location            Type of          No. of        No. of
                                              Licensed Service    Licensed     Available
                                                                    Beds          Beds
-----------------------------------------------------------------------------------------
Brian Centers - Wilson      Wilson, NC        Skilled Care;       119          119
                                              Intermediate Care
-----------------------------------------------------------------------------------------
Brian Centers - Cabarrus    Concord, NC       Skilled Care;
                                              Intermediate Care   110          110
-----------------------------------------------------------------------------------------
Brian Centers - Winston     Winston-Salem,    Skilled Care;       80           80
Salem                       NC                Intermediate Care
-----------------------------------------------------------------------------------------
GCI Health Care Centers, Inc. Facilities:
----------------------------------------
-----------------------------------------------------------------------------------------
Village Green Nursing       Phoenix, Arizona  Skilled Care        127          125
Home
-----------------------------------------------------------------------------------------
La Mesa Care Center         Yuma, Arizona     Skilled Care;       84; 44       81; 44
                                              Intermediate Care
-----------------------------------------------------------------------------------------
SunQuest Village of Yuma    Yuma, Arizona     supervisory care    80           80
-----------------------------------------------------------------------------------------
La Sallette Health and      Stockton, CA      Skilled Care        120          116
Rehabilitation Center
-----------------------------------------------------------------------------------------
Huron Nursing Home          Huron, SD         Skilled Care;       125; 38      125; 38
                                              Intermediate Care
-----------------------------------------------------------------------------------------
SunQuest Village of         Huron, SD         retirement          59           59
Huron                                         apartments
-----------------------------------------------------------------------------------------
Southridge Health Care      Sioux Falls, SD  Skilled Care;        109; 50      109; 50
Center                                       Intermediate Care
-----------------------------------------------------------------------------------------

___________________
/1/  Not a licensed health care facility

                                 SCHEDULE 1.20

                      GRANCARE NORTH CAROLINA PROPERTIES
                      ----------------------------------

                                 SCHEDULE 1.21

                         GRANCARE WISCONSIN PROPERTIES
                         -----------------------------

                                 SCHEDULE 1.24

                            HRP EXCHANGE PROPERTIES
                            -----------------------

                                 SCHEDULE 1.32

                            PERMITTED ENCUMBRANCES
                           ----------------------

                                 SCHEDULE 1.44

                       CONTINUING TRANSACTION DOCUMENTS
                       --------------------------------

2. The Facility Leases dated as of December 28, 1990 or March 27, 1992 between HRP, as landlord, and AMS Properties, as tenant;

3. A Master Lease Document General Terms and Conditions dated as of December 28, 1990 between HRP, as landlord, and AMS Properties, as tenant;

4. A Guaranty, dated as of December 28, 1990, from Old GranCare in favor of HRP pursuant to which all obligations of AMS Properties are guaranteed; the obligations and liabilities under such Guaranty having been assumed by New GranCare pursuant to the Assumption Agreement;

5. A Guaranty, Cross Default and Cross Collateralization Agreement, dated as of June 30, 1992, from AMS Properties and GCIHCC in favor of HRP;

6. Memoranda of Lease, each dated as of December 28, 1990 or March 27, 1992 recorded with the Registry of Deeds of the appropriate county with respect to each Leased Property;

7. Precautionary UCC Financing Statements by AMS Properties, showing AMS Properties, as lessee, and HRP, as lessor, filed with the appropriate State and County UCC filing office with respect to each Leased Property;

8. Amended and Restated HRP Shares Pledge Agreement, dated as of June 30, 1992, between HRP and AMS Properties, pursuant to which AMS Properties has pledged the HRP Shares to HRP to secure its obligations to HRP;

9. Amended and Restated Voting Trust Agreement, dated as of June 30, 1992 from AMS Properties to HRPT Advisors, Inc., as voting trustee;

     9.1  Voting Trust Certificate;
     9.2  Stock Power;

10. A Security Agreement, dated as of December 28, 1990 from AMS Properties to HRP, granting HRP a security interest in all now owned and hereafter acquired tangible personal property and all accounts receivable, contract rights and general intangibles of AMS Properties;

11. A Collateral Assignment of Contracts and Permits, dated as of December 28, 1990 from AMS Properties to HRP, assigning to HRP all contracts and permits of AMS Properties;

12. UCC Financing Statements/Fixture Filings by AMS Properties, showing AMS Properties, as debtor, and HRP, as secured party, filed with the appropriate UCC filing office and registries of deeds to perfect the interests of HRP as a secured creditor under the security instruments referred to above;

13. An Amended and Restated Renovation Funding Agreement dated as of January 13, 1992, between AMS Properties and HRP;

14. Renovation Loan Agreement, dated as of March 28, 1992, by and between AMS Properties and HRP relating to certain renovations to be made at the Christopher East Health Care Center, Milwaukee, Wisconsin;

15. Promissory Note, dated as of March 28, 1992, in the original principal amount of $1,250,000, executed by AMS Properties and accepted by HRP;

16. Security Agreement, dated as of March 28, 1992, made by AMS Properties in favor of HRP;

17. A Pledge Agreement dated as of December 28, 1990, as supplemented by a Pledge Agreement Supplement dated as of December 29, 1993, from Old GranCare (as successor to AMS) to HRP pursuant to which all shares of capital stock of AMS Properties are pledged to HRP, together with certificates relating to the AMS Properties shares and stock powers relating to such shares; the obligations and liabilities under such Pledge Agreement and Pledge Agreement Supplement having been assumed by New GranCare pursuant to the Assumption Agreement;

18. A Subordination Agreement dated as of December 28, 1990 among GranCare as subordinate creditor, AMS Properties as debtor, and HRP as senior creditor; the obligations and liabilities under such Subordination Agreement having been assumed by New GranCare pursuant to the Assumption Agreement;

19. A Subordination Agreement dated as of December 28, 1990 among HMI as subordinate creditor, AMS Properties as debtor and HRP as senior creditor;

20. A Subordination Agreement dated as of December 28, 1990 among AMS Green Tree as subordinate creditor, AMS Properties as debtor and HRP as senior creditor;

21. A Subordination Agreement dated as of December 28, 1990 among Am-Cal as subordinate creditor, AMS Properties as debtor and HRP as senior creditor;

22. Consent Letter dated March 31, 1995 by HRP and consented to by GranCare, AMS Properties and GCIHCC re: Subleases;

23. Assignment of Sublease Documents dated March 31, 1995 between AMS Properties and HRP;

24.  Assignment of Leases and Rents dated March 31, 1995 by AMS Properties re:
     Subleases;

25. A Rescission Agreement and Amendment to Transaction Documents dated as of October 1, 1994 among Old GranCare, AMS Properties, GCIHCC and HRP; and

26.  The Assumption Agreement by New GranCare, Inc. in favor of HRP.

27. Letter Agreement dated April 25, 1992, from HRP to GranCare, accepted by GranCare;

28. Closing Escrow Agreement, dated May 29, 1992, among HRP, Samaritan, Samaritan Arizona, Samaritan California, Samaritan South Dakota and GCI and the Title Company, as escrow agent, delivering various closing documents and providing information and instructions regarding delivery and recording of such documents;

29. Master Lease Document, dated as of June 30, 1992, between HRP as Landlord and GCI as Tenant;

30. Facility Leases, each dated as of June 30, 1992, between HRP as Landlord and GCI as Tenant, for each Facility;

31. Amended and Restated HRP Shares Pledge Agreement, dated as of June 30, 1992, between HRP and AMS, pursuant to which AMS has pledged the HRP Shares to HRP to secure its obligations to HRP;

32. Amended and Restated Voting Trust Agreement, dated as of June 30, 1992 from AMS to HRPT Advisors, Inc., as voting trustee;

     32.1 Voting Trust Certificate
     32.2 Stock Power;

33. Guaranty, Cross Default and Cross Collateralization Agreement, dated as of June 30, 1992, from AMS and GCI, in favor of HRP;

34. A Guaranty, dated as of June 30, 1992 from GranCare in favor of HRP pursuant to which all obligations of AMS are guaranteed; the obligations and liabilities under such Guaranty having been assumed by New GranCare, Inc. pursuant to the Assumption Agreement referenced below;

35. Security Agreement, dated as of June 30, 1992, from GCI to HRP, granting HRP a security interest in all tangible and intangible personal property and including all accounts receivable, contract rights and general intangibles;

36. Assignment of Contracts, Licenses and Permits, dated as of June 30, 1992, from GCI to HRP, assigning to HRP, all contracts, licences and permits used in connection with the operation of the Facilities;

37. Pledge Agreement, dated as of June 30, 1992 Date, from GranCare pursuant to which all of the capital stock of GCI is pledged to HRP to secure the obligations of GCI;

38.  Stock power relating to pledged shares;

39. A Subordination Agreement dated as of June 30, 1992 among GranCare as subordinate creditor, GCI as debtor, and HRP as senior creditor; the obligations and liabilities under such Subordination Agreement having been assumed by New GranCare pursuant to the Assumption Agreement;

40. Subordination Agreement, dated as of June 30, 1992, among AMS as subordinated creditor, GCI, as debtor and HRP as senior creditor, pursuant to which all obligations of GCI to the subordinated creditor are subordinated;

41. Representation Letter and Indemnification Agreement, dated June 30, 1992, from GranCare, AMS and GCI, with respect to, inter alia, the continued
                                                  ----- ----
     effectiveness of the representations and warranties made by GranCare and GCI in, and the absence of any Defaults under, the Transaction Documents;

42. Consent Letter dated March 31, 1995 by HRP and consented to by GCI, GranCare and AMS re: HealthQuest Subleases;

43. Assignment of Sublease Documents dated March 31, 1995 between GCI and HRP re: HealthQuest Subleases;

44. Assignment of Leases and Rents dated March 31, 1995 by GCI re: HealthQuest Subleases;

45. Rescission Agreement and Amendment to Transaction Documents dated as of October 1, 1994 among GranCare, AMS, GCI and HRP;

46.  Assumption Agreement by New GranCare, Inc. in favor of HRP (the "Assumption
                                                                      ----------
     Agreement").
     ---------

                                SCHEDULE 2.6(b)

                  PERMITTED REDUCTION IN NO. OF LICENSED BEDS
                  -------------------------------------------

----------------------------------------------------------------------------------
Facility Name               Location         Reduction in No. of      Total Beds,
                                                    Beds               as Reduced
----------------------------------------------------------------------------------
AMS Properties, Inc. Facilities:
--------------------------------
----------------------------------------------------------------------------------
Tarzana                      Los Angeles, CA  19                       173
----------------------------------------------------------------------------------
Cedars HealthCare Center     Lakewood, CO     25                       175
----------------------------------------------------------------------------------
Cherrelyn HealthCare Center  Littleton, CO    15                       230
----------------------------------------------------------------------------------
Greentree Health and         Clintonville, WI 12                       66
Rehabilitation Center
----------------------------------------------------------------------------------
Pine Manor Health Care       Embarrass, WI    20                       101
Center
----------------------------------------------------------------------------------
Christopher East Health and  Milwaukee, WI    93                       215
Rehabilitation Center
----------------------------------------------------------------------------------
Northwest Health Care        Milwaukee, WI    25                       93
Center
----------------------------------------------------------------------------------
River Hills West             Pewaukee, WI     8                        248
----------------------------------------------------------------------------------
GCI Health Care Centers, Inc. Facilities:
-----------------------------------------
----------------------------------------------------------------------------------
La Sallette Health and       Stockton, CA     2                        120
Rehabilitation Center
----------------------------------------------------------------------------------

                                 SCHEDULE 6.5

                             POST CLOSING CONSENTS
                             ---------------------

Palm Springs Health Care Center
     . Change of Ownership application to the California Department of Healthcare Services
     .    Medicaid notification
     .    Medicare notification, including Civil Rights Compliance package

Park Manor HealthCare Center
     . Change of Ownership application to the Division of Health and Social Services
     .    Certificate of Need transfer notification
     .    Medicaid notification
     .    Medicare notification, including Civil Rights Compliance package

Brian Centers - Wilson
     . Change of Ownership application to the Department of Human Resources, Division of Licensing and Certification
     . Request for a Certificate of Need exemption to the Department of Human Resources, Division of Facility Services
     .    Medicaid notification
     .    Medicare notification, including Civil Rights Compliance package

Brian Centers - Cabarrus
     . Change of Ownership application to the Department of Human Resources, Division of Licensing and Certification
     . Request for a Certificate of Need exemption to the Department of Human Resources, Division of Facility Services
     .    Medicaid notification
     .    Medicare notification, including Civil Rights Compliance package

Brian Centers - Winston-Salem
     . Change of Ownership application to the Department of Human Resources, Division of Licensing and Certification
     . Request for a Certificate of Need exemption to the Department of Human Resources, Division of Facility Services
     .    Medicaid notification
     .    Medicare notification, including Civil Rights Compliance package

                                 SCHEDULE 6.9

                             LICENSES AND PERMITS
                             --------------------

------------------------------------------------------------------------------------------------------------------
Facility Name                  Location                         Licenses, Permits
------------------------------------------------------------------------------------------------------------------
AMS Properties Facilities:
-------------------------
------------------------------------------------------------------------------------------------------------------
Flagship                       Newport Beach, CA                .    Department of Health Services Skilled Nursing
                                                                     Facility license
                                                                .    Medicare certification
                                                                .    Medi-Cal certification
------------------------------------------------------------------------------------------------------------------
Lancaster                      Lancaster, CA                    .    Department of Health Services Skilled Nursing
                                                                     Facility license
                                                                .    Medicare certification
                                                                .    Medi-Cal certification__
------------------------------------------------------------------------------------------------------------------
Pacific Gardens                Fresno, CA                       .    Department of Health Services Skilled Nursing
                                                                     Facility license
                                                                .    Medicare certification
                                                                .    Medi-Cal certification
------------------------------------------------------------------------------------------------------------------
Tarzana                        Los Angeles, CA                  .    Department of Health Services Skilled Nursing
                                                                     Facility license
                                                                .    Medicare certification
                                                                .    Medi-Cal certification
------------------------------------------------------------------------------------------------------------------
Thousand Oaks                  Thousand Oaks, CA                .    Department of Health Services Skilled Nursing
                                                                     Facility license
                                                                .    Medicare certification
                                                                .    Medi-Cal certification
------------------------------------------------------------------------------------------------------------------
Van Nuys                       Los Angeles, CA                  .    Department of Health Services Skilled Nursing
                                                                     Facility license
                                                                .    Medi-Cal certification
------------------------------------------------------------------------------------------------------------------
Cedars HealthCare Center       Lakewood, CO                     .    Department of Health Nursing Care Facility
                                                                .    Medicare certification
                                                                .    Medicaid certification
------------------------------------------------------------------------------------------------------------------
Cherrelyn HealthCare Center    Littleton, CO                    .    Department of Health Nursing Care Facility
                                                                     license
                                                                .    Medicare certification
                                                                .    Medicaid certification
------------------------------------------------------------------------------------------------------------------
Greentree Health and           Clintonville, WI                 .    Division of Health and Social Services Home
Rehabilitation Center                                                for Skilled Care license
                                                                .    Medicare certification
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
     Facility Name                  Location                            Licenses, Permits
-------------------------------------------------------------------------------------------------------------------
                                                                        .    Medicaid certification
-------------------------------------------------------------------------------------------------------------------
Pine Manor Health Care Center       Embarrass, WI                       .    Division of Health and Social Services
                                                                             Home for Skilled Care license
                                                                        .    Medicaid certification
                                                                        .    Division of Health and Social Service
                                                                        .    Facility for the Developmentally
                                                                             Disabled license
-------------------------------------------------------------------------------------------------------------------
Sunny Hill Health Care              Madison, WI                         .    Division of Health and Social Services
                                                                             Home for Skilled Care license
                                                                        .    Medicare certification
                                                                        .    Medicaid certification
-------------------------------------------------------------------------------------------------------------------
The Virginia                        Waukesha, WI                        .    Division of Health and Social Services
                                                                             Home for Skilled Care license
                                                                        .    Medicare certification
                                                                        .    Medicaid certification
-------------------------------------------------------------------------------------------------------------------
Woodland                            Brookfield, WI                      .    Division of Health and Social Services
                                                                             Home for Skilled Care license
                                                                        .    Medicare certification
                                                                        .    Medicaid certification
-------------------------------------------------------------------------------------------------------------------
Christopher East Health and         Milwaukee, WI                       .    Division of Health and Social Services
Rehabilitation Center                                                        Home for Skilled Care license
                                                                        .    Medicare certification
                                                                        .    Medicaid certification
-------------------------------------------------------------------------------------------------------------------
Northwest Health Care Center        Milwaukee, WI                       .    Division of Health and Social Services
                                                                             license
                                                                        .    Medicare certification
                                                                        .    Medicaid certification
-------------------------------------------------------------------------------------------------------------------
River Hills West                    Pewaukee, WI                        .    Division of Health and Social Services
                                                                             license
                                                                        .    Medicare certification
                                                                        .    Medicaid certification
                                                                        .    Division of Community Services day care
                                                                             license
                                                                        .    CBRF license
-------------------------------------------------------------------------------------------------------------------
Brian Centers - Wilson              Wilson, NC                          .    Department of Human Resources Nursing
                                                                             Facility license
                                                                        .    Medicare certification
                                                                        .    Medicaid Certification
-------------------------------------------------------------------------------------------------------------------
Brian Centers - Cabarrus            Concord, NC                         .    Department of Human Resources Nursing
                                                                             Facility license
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
     Facility Name                  Location                            Licenses, Permits
-------------------------------------------------------------------------------------------------------------------
                                                                         .    Medicare certification
                                                                         .    Medicaid Certification
-------------------------------------------------------------------------------------------------------------------
Brian Centers - Winston Salem       Winston-Salem, NC                    .    Department of Human Resources Nursing
                                                                              Facility license
                                                                         .    Medicare certification
                                                                         .    Medicaid Certification
-------------------------------------------------------------------------------------------------------------------
GCI Health Care Centers, Inc. Facilities:
-----------------------------------------
-------------------------------------------------------------------------------------------------------------------
Village Green Nursing Home          Phoenix, Arizona                     .    Department of Health Services Nursing
                                                                              Care Institution license
                                                                         .    Medicare certifications
                                                                         .    AHCCCS (ALTCS) (Medical) certification
--------------------------------------------------------------------------------------------------------------------
La Mesa Care Center                 Yuma, Arizona                        .    Department of Health Services Nursing
                                                                              Care Institution license
                                                                         .    Medicare certification
                                                                         .    AHCCCS (ALTCS) Medicaid) certification
--------------------------------------------------------------------------------------------------------------------
SunQuest Village of Yuma            Yuma, Arizona                        Department of Health Services Supervisory
                                                                         Care Home license
--------------------------------------------------------------------------------------------------------------------
La Sallette Health and              Stockton, CA                         .    Department of Health Services Skilled
Rehabilitation Center                                                         Nursing Facility license
                                                                         .    Medicare certification
                                                                         .    Medi-Cal certification
--------------------------------------------------------------------------------------------------------------------
Huron Nursing Home                  Huron, SD                            .    Department of Public Health Nursing
                                                                              Home license
                                                                         .    Medicare certification
                                                                         .    Medicaid certification
--------------------------------------------------------------------------------------------------------------------
SunQuest Village of Huron           Huron, SD                            None
--------------------------------------------------------------------------------------------------------------------
Southridge Health Care Center       Sioux Falls, SD                      .    Department of Public Health Nursing
                                                                              home license
                                                                         .    Medicare certification
                                                                         .    Medicaid certification
--------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 6.12

                          SUBSIDIARIES AND AFFILIATES
                          ---------------------------

GranCare, Inc. (DE)

American Pharmaceutical Services, Inc. (DE)

American Rehability Management, Inc. (TN)

American Rehability Services, Inc. (UT)

American Senior Health Services, Inc. (DE)

APS Holding Company, Inc. (NV)

APS Pharmacy Management, Inc. (DE)

Hospice Associates of America, Inc. (DE)

Hospice Management Partners, Inc. (DE)

Therapy Management Innovations, Inc. (NV)

                                   EXHIBIT A
                                   ---------

                         FORM OF THE PARAGON GUARANTY
                         ----------------------------

                                   EXHIBIT B
                                   ---------

                      FORM OF THE CASH COLLATERAL PLEDGE
                      ----------------------------------

                                   EXHIBIT C
                                   ---------

                      FORM OF THE SUBORDINATION AGREEMENT
                      -----------------------------------

                                   EXHIBIT D
                                   ---------

                         FORM OF THE GRANCARE GUARANTY
                         -----------------------------

                                   EXHIBIT E
                                   ---------

                          FORM OF THE LEASE AMENDMENT
                          ---------------------------